UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________________________________________________________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
______________________________________________________________________

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Viemed Healthcare, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 9, 2022

AND

MANAGEMENT INFORMATION AND PROXY CIRCULAR

VIEMED HEALTHCARE, INC.
625 E. Kaliste Saloom Rd.
Lafayette, Louisiana 70508

April 29, 2022

Dear Shareholder:

It is my pleasure to invite you to attend the 2022 annual general meeting (“Meeting”) of shareholders of Viemed Healthcare, Inc. (the “Corporation). The Meeting will be held at the Homewood Suites by Hilton, 201 Kaliste Saloom Road, Lafayette, LA 70508 (Lafayette B Room) on Thursday, June 9, 2022 at 9:30 a.m. (CDT) to:

1.receive the audited consolidated financial statements of the Corporation, together with the auditor’s reports thereon, for the fiscal years ended December 31, 2021 and 2020;

2.elect eight directors to serve until the next annual meeting of shareholders;

3.re-appoint Ernst & Young LLP as our auditor for the fiscal year ended December 31, 2022, and authorize the Board of Directors to fix the remuneration of the auditor; and

4.consider any other matters that may properly come before the Meeting or any adjournments or postponements thereof.

It is strongly recommended that you complete, date, sign and return the enclosed proxy card before June 7, 2022 to ensure that your shares will be represented at the Meeting.

The Notice of Meeting, Management Information and Proxy Circular and form of proxy and notes thereto for the Meeting are enclosed. These documents contain important information and I encourage you to read them carefully.

Yours truly,

/s/ Casey Hoyt

CASEY HOYT
Chief Executive Officer

VIEMED HEALTHCARE, INC.
NOTICE OF MEETING

NOTICE IS HEREBY GIVEN THAT the 2022 annual general meeting (the “Meeting”) of the shareholders of Viemed Healthcare, Inc. (the “Corporation”) will be held at the Homewood Suites by Hilton, 201 Kaliste Saloom Road, Lafayette, LA 70508 (Lafayette B Room) on Thursday, June 9, 2022 at 9:30 a.m. (CDT) for the following purposes:

1.to receive the audited consolidated financial statements of the Corporation, together with the auditor’s reports thereon, for the fiscal years ended December 31, 2021 and 2020;

2.to elect eight directors to serve until the next annual meeting of shareholders;

3.to re-appoint Ernst & Young LLP as our auditor for the fiscal year ended December 31, 2022 and authorize the Board of Directors to fix the remuneration of the auditor; and

4.to consider any other matters that may properly come before the Meeting or any adjournments or postponements thereof.

Being made available along with this Notice of Meeting are: (1) the Management Information and Proxy Circular; (2) a form of proxy and notes thereto; and (3) the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2021 (collectively, with this Notice of Meeting, the “proxy materials”).

We have elected to use the notice-and-access provisions under rules adopted by the United States Securities and Exchange Commission (the “SEC”), National Instrument 51-102 – Continuous Disclosure Obligations and National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (collectively, the “Notice-and-Access Provisions”). The Notice-and-Access Provisions are a set of rules developed by the SEC and the Canadian Securities Administrators that reduce the volume of materials that must be physically mailed to shareholders by allowing us to post the proxy materials online. The Notice of Internet Availability of Proxy Materials you received regarding the Internet availability of our proxy materials (the “Notice”) provides instructions on how to access the proxy materials and cast your vote via the Internet, by telephone or by mail. Shareholders will still receive the Notice and a form of proxy and may choose to receive a paper copy of any of the proxy materials.

We are furnishing the proxy materials to our shareholders over the Internet in accordance with the Notice-and-Access Provisions. You may read, print and download the proxy materials at www.viemed.com/investor-relations. On or about April 29, 2022, we will mail our shareholders the Notice containing instructions on how to access our proxy materials and vote online. The Notice also provides instructions on how you can request proxy materials be sent to you by mail or email and how you can enroll to receive proxy materials by mail or email for future meetings. Shareholders with questions about notice-and-access can call the Corporation toll-free at 1-866-852-8343. Shareholders may obtain paper copies of the Management Information and Proxy Circular and any other proxy materials free of charge by calling 1-866-852-8343 at any time up until and including the date of the Meeting, including any adjournment or postponement thereof. Any Shareholder wishing to obtain a paper copy of the proxy materials should submit its request no later than 12:00 p.m. (ET) on May 29, 2022 in order to receive paper copies of the proxy materials in time to vote before the Meeting. Under the Notice-and-Access Provisions, proxy materials will be available for viewing on the Corporation’s website for one year from the date of posting.

The Board has fixed April 18, 2022 as the record date for the Meeting.

Following the Meeting, the voting results will be announced via press release and a report of voting results, which will be filed on the System for Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com and on the Electronic Data Gathering, Analysis, and Retrieval system (EDGAR) at www.sec.gov/edgar.shtml following the Meeting.

If you are a registered shareholder of the Corporation and are unable to attend the Meeting, please date and execute the accompanying form of proxy for the Meeting and deposit it with Computershare Investor Services Inc. by mail at Attention: Proxy Department, 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1, or vote by telephone by entering the 15 digit control number (as found on the Notice) at 1-866-732-8683 (Canada and the U.S. only) or (312) 588-4290 (outside Canada and the U.S.) or online by entering the 15 digit control number (as found on the Notice) at www.investorvote.com before 9:30 a.m. (CDT) on June 7, 2022, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting. We encourage shareholders currently planning to participate in the Meeting to submit their votes or form of proxy in advance so that their votes will be counted in the event of technical difficulties.

If you are a non-registered shareholder of the Corporation and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.

This Notice of Meeting, the Management Information and Proxy Circular, the form of proxy and notes thereto for the Meeting, are first being made available to shareholders of the Corporation on or about April 29, 2022. Please review the Management Information and Proxy Circular carefully and in full prior to voting, as it has been prepared to help you make an informed decision on the matters to be acted upon.

DATED at Lafayette, Louisiana this 29th day of April, 2022.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Casey Hoyt

Casey Hoyt
Chief Executive Officer

MANAGEMENT INFORMATION AND PROXY CIRCULAR

FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OF
VIEMED HEALTHCARE, INC.

(this information is given as of April 18, 2022)

1.SOLICITATION OF PROXIES

This management information and proxy circular (the “Circular”) and accompanying form of proxy are furnished in connection with the solicitation, by management of Viemed Healthcare, Inc. (the “Corporation”), of proxies to be used at the annual general meeting of the holders (the “Shareholders”) of common shares (“Common Shares”) of the Corporation (the “Meeting”) referred to in the accompanying Notice of Meeting (the “Notice of Meeting”) to be held on June 9, 2022 at 9:30 a.m. (CDT) at the Homewood Suites by Hilton, 201 Kaliste Saloom Road, Lafayette, LA 70508 (Lafayette B Room). The solicitation will be made primarily by mail, subject to the use of Notice-and-Access Provisions (as defined below) in relation to delivery of the Meeting materials, but proxies may also be solicited personally or by telephone by directors and/or officers of the Corporation, or by the Corporation’s transfer agent, Computershare Investor Services Inc. (“Computershare”), at nominal cost. The cost of solicitation by management will be borne by the Corporation. Pursuant to National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), arrangements have been made with clearing agencies, brokerage houses and other financial intermediaries to forward proxy solicitation material to the beneficial owners of the Common Shares. The cost of any such solicitation will be borne by the Corporation.

The principal executive office of the Corporation is located at 625 E. Kaliste Saloom Rd., Lafayette, Louisiana 70508.

All references to currency in this Circular are in United States dollars, unless otherwise indicated. References to “USD” refer to United States dollars and references to “CAD” refer to Canadian dollars.

2. NOTICE-AND-ACCESS

The Corporation is sending out proxy-related materials to Shareholders using the notice-and-access provisions under rules adopted by the United States Securities and Exchange Commission (the “SEC”), National Instrument 51-102 – Continuous Disclosure Obligations (“NI 51-102”) and NI 54-101 (collectively, the “Notice-and-Access Provisions”). The Corporation anticipates that use of the Notice-and-Access Provisions will benefit the Corporation by reducing the postage and material costs associated with the printing and mailing of the proxy-related materials and will additionally reduce the environmental impact of such actions.

Shareholders will be provided with electronic access to the Notice of Meeting and this Circular on the Corporation’s website at www.viemed.com/investor-relations. They can also be found on the Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”) at www.sec.gov/edgar.shtml and the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com.

Shareholders are reminded to review the Circular before voting. Shareholders will receive paper copies of a Notice of Internet Availability of Proxy Materials containing information prescribed by the Notice-and-Access Provisions, including instructions on how to access and review proxy materials as well as directions on how to vote by proxy. The Corporation will not use procedures known as ‘stratification’ in relation to the use of Notice-and-Access Provisions. Stratification occurs when an issuer using Notice-and-Access Provisions sends a paper copy of the Circular to some securityholders with a notice package.

Shareholders with questions about notice-and-access can call the Corporation toll-free at 1-866-852-8343. Shareholders may obtain paper copies of the Circular free of charge by calling 1-866-852-8343 at any time up until and including the date of the Meeting, including any adjournment or postponement thereof. Any Shareholder wishing to obtain a paper copy of the Meeting materials should submit its request no later than 12:00 p.m. (ET) on May 29, 2022 in order to receive paper copies of the Meeting materials in time to vote before the Meeting. Under the Notice-and-Access Provisions, Meeting materials will be available for viewing on the Corporation’s website for one year from the date of posting.

3. RECORD DATE

Shareholders of record at the close of business on April 18, 2022 (the “Record Date”) are entitled to receive notice of and attend the Meeting in person or by proxy and are entitled to one vote for each Common Share registered in the name of such Shareholder in respect of each matter to be voted upon at the Meeting.

4. APPOINTMENT OF PROXIES

The persons named in the enclosed form of proxy are directors and/or officers of the Corporation. Each Shareholder submitting a proxy has the right to appoint a person or company (who need not be a Shareholder), other than the persons named in the enclosed form of proxy, to represent such Shareholder at the Meeting or any adjournment or postponement thereof. Such right may be exercised by inserting the name of such representative in the blank space provided in the enclosed form of proxy. All proxies must be executed by the Shareholder or his or her attorney duly authorized in writing or, if the Shareholder is a corporation, by an officer or attorney thereof duly authorized.

A proxy will not be valid for the Meeting or any adjournment or postponement thereof unless it is completed and delivered to Computershare no later than 9:30 a.m. (CDT) on June 7, 2022 (or, if the Meeting is adjourned or postponed, 48 hours (Saturdays, Sundays and holidays excepted) prior to the time of holding the Meeting) in accordance with the delivery instructions below or delivered to the chairman (the “Chairman”) of the board of directors of the Corporation (the “Board”) on the day of the Meeting, prior to the commencement of the Meeting or any adjournment or postponement thereof. The time limit for deposit of proxies may be waived or extended by the Chairman of the Meeting at his discretion, without notice.

A registered Shareholder may submit his/her/its proxy by mail, by telephone or over the internet in accordance with the instructions below. A non-registered Shareholder should follow the instructions included on the voting instruction form provided by his or her Intermediary (as defined below).

Voting Instructions for Registered Holders

A registered Shareholder may submit a proxy by (i) mailing a copy to Computershare Investor Services Inc., Attention: Proxy Department, 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1, (ii) telephone by entering the 15 digit control number (as found on the Notice of Internet Availability of Proxy Materials) at 1-866-732-8683 (Canada and the U.S. only) or (312) 588-4290 (outside Canada and the U.S.), or (iii) online by entering the 15 digit control number (as found on the Notice of Internet Availability of Proxy Materials) at www.investorvote.com.

5. REVOCATION OF PROXIES

Proxies given by Shareholders for use at the Meeting may be revoked at any time prior to their use. Subject to compliance with the requirements described in the following paragraph, the giving of a proxy will not affect the right of a Shareholder to attend, and vote in person at, the Meeting.

In addition to revocation in any other manner permitted by law, a proxy may be revoked by instrument in writing executed by the Shareholder or his/her attorney duly authorized in writing, or, if the Shareholder is a corporation, under its corporate seal by an officer or attorney thereof duly authorized and deposited with Computershare, in a manner provided above under “Appointment of Proxies”, at any time up to and including 9:30 a.m. (CDT) on June 7, 2022 (or, if the Meeting is adjourned or postponed, 48 hours (Saturdays, Sundays and holidays excepted) prior to the holding of the Meeting) or, with the Chairman at the Meeting on the day of such meeting or any adjournment or postponement thereof, and upon any such deposit, the proxy is revoked.

6. NON-REGISTERED HOLDERS

Only registered Shareholders, or the persons they appoint as their proxies, are permitted to attend and vote at the Meeting. However, in many cases, Common Shares beneficially owned by a non-registered Shareholder (a “Non-Registered Holder”) are registered either (i) in the name of an intermediary (each, an “Intermediary” and collectively, the “Intermediaries”) that the Non-Registered Holder deals with in respect of the Common Shares, such as, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered savings plans, registered retirement income funds, registered education savings plans and similar plans, or (ii) in the name of a clearing agency (such as the Depository Trust Company or CDS Clearing and Depository Services Inc.) of which the Intermediary is a participant.

In accordance with applicable laws, Non-Registered Holders who have advised their Intermediary that they do not object to the Intermediary providing their ownership information to issuers whose securities they beneficially own (“Non-Objecting Beneficial Owners,” or “NOBOs”) will receive by mail a letter with respect to the Notice of Internet Availability of Proxy Materials. This Circular and the Notice of Meeting may be found at and downloaded from www.viemed.com/investor-relations.

NOBOs who have standing instructions with the Intermediary for physical copies of this Circular will receive by mail the Notice of Internet Availability of Proxy Materials, this Circular and the Notice of Meeting.

Intermediaries are required to forward the Notice of Internet Availability of Proxy Materials to Non-Registered Holders who have advised their Intermediary that they object to the Intermediary providing their ownership information (“Objecting Beneficial Owners,” or “OBOs”) unless a Non-Registered Holder has waived the right to receive them. Intermediaries will generally use service companies (such as Broadridge Financial Solutions, Inc.) to forward proxy-related materials to OBOs. Generally, OBOs who have not waived the right to receive proxy-related materials will either:

a) be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile stamped signature), which is restricted as to the number and class of securities beneficially owned by the OBO but which is not otherwise completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the OBO who wishes to vote by proxy should otherwise properly complete the form of proxy and deliver it as specified; or

b) be given a Voting Instruction Form which the Intermediary must follow. The OBO should properly complete and sign the Voting Instruction Form and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the Common Shares they beneficially own. Should a Non-Registered Holder who receives either form of proxy wish to vote in person at the Meeting if a ballot is called, the Non-Registered Holder should strike out the persons named in the form of proxy and insert the Non-Registered Holder's name in the blank space provided. Non-Registered Holders should carefully follow the instructions of their Intermediary including those regarding when and where the form of proxy or Voting Instruction Form is to be delivered.

Management of the Corporation does not intend to pay for Intermediaries to forward the Notice of Internet Availability of Proxy Materials to OBOs. An OBO will not receive the Notice of Internet Availability of Proxy Materials unless the Intermediary assumes the cost of delivery.

7. EXERCISE OF DISCRETION BY PROXIES

Common Shares represented by properly executed proxies in favor of the persons named in the enclosed form of proxy will be voted on any ballot that may be called for and, where the person whose proxy is solicited specifies a choice with respect to the matters identified in the proxy, the Common Shares will be voted or withheld from voting in accordance with the specifications so made. Where Shareholders have properly executed proxies in favor of the persons named in the enclosed form of proxy and have not specified in the form of proxy the manner in which the named proxies are required to vote the Common Shares represented thereby, such shares will be voted in favor of the passing of the matters set forth in the Notice of Meeting. If a Shareholder appoints a representative other than the persons designated in the form of proxy, the Corporation assumes no responsibility as to whether the representative so appointed will attend the Meeting on the day thereof or any adjournment or postponement thereof.

The enclosed form of proxy confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Meeting and with respect to other matters that may properly come before the Meeting. At the date hereof, the management of the Corporation and the directors of the Corporation know of no such amendments, variations or other matters to come before the Meeting. However, if any other matters which at present are not known to the management of the Corporation and the directors of the Corporation should properly come before the Meeting, the proxy will be voted on such matters in accordance with the best judgment of the named proxies.

Unless otherwise indicated in this Circular and in the form of proxy and the Notice of Meeting attached hereto, Shareholders shall mean registered Shareholders.

8. INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

Except as described elsewhere in this Circular, management of the Corporation is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of (a) any director or executive officer of the Corporation, (b) any proposed nominee for election as a director of the Corporation, and (c) any associates or affiliates of any of the persons or companies listed in (a) and (b), in any matter to be acted on at the Meeting.

9.    VOTING SECURITIES AND PRINCIPAL HOLDERS

As at the Record Date, the Corporation had 39,016,463 Common Shares outstanding, representing the Corporation’s only securities with respect to which a voting right may be exercised at the Meeting. Each Common Share carries the right to one vote at the Meeting. A quorum for the transaction of business at the Meeting is one or more shareholders, or one or more proxyholders representing one or more shareholders, holding or representing not less than thirty three and one- third percent (33 1/3%) of the issued and outstanding Common Shares enjoying voting rights at the Meeting. Brokers and other intermediaries, holding Common Shares in street name for their customers, are required to vote the shares in the manner directed by their customers. Under the rules of that govern brokers who are voting with respect to Common Shares that are held in street name, brokers have discretion to vote such shares on routine matters, but are prohibited from giving proxies to vote on non-routine matters (including, but not limited to, the election of directors) unless the beneficial owner of such Common Shares has given voting instructions on the matter. The absence of a vote on a matter where the broker has not received written voting instructions from a beneficial owner is referred to as a “broker non-vote”. Any Common Shares represented at the Meeting but not voted (whether by broker non-vote or otherwise) will have no impact on any matters to be acted upon at the Meeting.

To the knowledge of the directors and senior officers of the Corporation as at the date hereof, based on information provided on the System for Disclosure by Insiders (SEDI) and on information filed by third parties on SEDAR, no person beneficially owns or exercises control or direction over securities carrying more than 10% of the voting rights attached to any class of outstanding voting securities of the Corporation entitled to be voted at the Meeting.

Directors and Executive Officers

The following table shows the number of our Common Shares beneficially owned as of April 18, 2022, by each director or director nominee, the executive officers named in the “Summary Compensation Table” and all directors and executive officers as a group. None of these shares are pledged as security.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Common Shares Outstanding(2)
Casey Hoyt	2,781,607(3)	7.1%
Michael Moore	2,288,218(4)	5.9%
W. Todd Zehnder	650,865(5)	1.7%
Trae Fitzgerald	202,907(6)	*
Jerome Cambre	190,972(7)	*
Dr. William Frazier	82,678(8)	*
Randy Dobbs	99,852(9)	*
Nitin Kaushal	271,433(10)	*
Timothy Smokoff	90,415(11)	*
Bruce Greenstein	39,154	*
Sabrina Heltz	11,442	*
All directors and executive officers as a group (12 persons)	6,722,969(12)	17.2%

*Represents less than 1% of Common Shares outstanding.

(1)Beneficial ownership of Common Shares has been determined for this purpose in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days, or acquires such securities with the purpose or effect of changing or influencing the control of the Corporation.

(2)Based on 39,016,463 Common Shares issued and outstanding on April 18, 2022.
(3)Includes 648,161 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days.

(4)Includes 446,409 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days.

(5)Includes 434,126 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days.

(6)Includes 149,606 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days.

(7)Includes 128,184 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days.

(8)Includes 36,261 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days.

(9)Includes 36,261 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days.

(10)Includes 182,087 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days.

(11)Includes 36,261 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days.

(12)Includes 2,110,782 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days.

Principal Shareholders

The following table sets forth information as of April 18, 2022 about persons whom we know to be the beneficial owners of more than 5% of our issued and outstanding Common Shares based solely on our review of the statement of beneficial ownership filed by these persons/entities with the SEC as of the date of such filing:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Common Shares Outstanding(2)
Thrivent Financial for Lutherans 901 Marquette Avenue, Suite 2500 Minneapolis, Minnesota 55402	3,628,353(3)	9.3%
BlackRock, Inc. 55 East 52nd St. New York, NY 10055	2,261,534(4)	5.8%
Cove Street Capital, LLC 2101 East El Segundo Boulevard, Suite 302 El Segundo, CA 90245	2,006,944(5)	5.1%

(1)Beneficial ownership of Common Shares has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days, or acquires such securities with the purpose or effect of changing or influencing the control of the Corporation.

(2)Based on 39,016,463 Common Shares issued and outstanding on April 18, 2022.

(3)Thrivent Financial for Lutherans has sole voting and dispositive power over 36,329 Common Shares, shared voting power over 3,592,024 Common Shares, and shared dispositive power over 3,592,024 Common Shares as disclosed in a Schedule 13G filed with the SEC on February 14, 2022.

(4)BlackRock, Inc. has sole voting power over 2,183,250 Common Shares and sole dispositive power over 2,261,534 Common Shares as disclosed in a Schedule 13G filed with the SEC on February 3, 2022.

(5)Cove Street Capital, LLC has shared voting power over 1,351,472 Common Shares and shared dispositive power over 2,006,944 Common Shares as disclosed in a Schedule 13G filed with the SEC on March 11, 2022.

10.    BUSINESS OF THE MEETING

To the knowledge of the Board, the only matters to be brought before the Meeting are as follows:

(i)    Financial Statements

Pursuant to the Business Corporations Act (British Columbia) (the “BCBCA”), the Board will place before the shareholders at the Meeting the audited consolidated financial statements of the Corporation, together with the auditor’s report thereon, for the fiscal years ended December 31, 2021 and 2020. Shareholder approval is not required in relation to the financial statements.

(ii)    Election of Directors

The Board presently consists of eight directors. All of the current directors have been directors since the dates indicated below and all will be standing for re-election. The Board has the authority to set the number of directors, such number presently being fixed at eight.

The Board recommends a vote “FOR” the election of each of the eight nominees listed below for director.

Each director will hold office until their re-election or replacement at the next annual meeting of the shareholders unless they resign their duties or their office becomes vacant following death, dismissal or any other cause prior to such meeting.

Directors are elected by a plurality, and the eight nominees who receive the most “FOR” votes will be elected, subject to the Corporation’s majority voting policy (discussed below). Broker non-votes are not relevant to and will have no effect on this proposal regarding the election of directors.

Unless otherwise instructed, proxies and voting instructions given pursuant to this solicitation by the management of the Corporation will be voted for the election of the proposed nominees. If any proposed nominee is unable to serve as a director, the individuals named in the enclosed form of proxy reserve the right to nominate and vote for another nominee in their discretion.

Advance Notice Provisions

The Corporation’s Articles provide for advance notice of nominations of directors which require that advance notice be provided to the Corporation in circumstances where nominations of persons for election to the Board are made by shareholders of the Corporation other than pursuant to: (i) a requisition of a meeting of shareholders made pursuant to the provisions of the BCBCA; or (ii) a shareholder proposal made pursuant to the provisions of the BCBCA, which is discussed in more detail under the heading “Shareholder Proposals”. A copy of the Articles are available under the Corporation’s profile on SEDAR at www.sedar.com as Exhibit 3.2 to the Corporation’s most recent Annual Report on Form 10-K filed on EDGAR at www.sec.gov/edgar.shtml and on the Corporation’s website at www.viemed.com/investor-relations.

Majority Voting Policy

As of May 23, 2018, the Board adopted a majority voting policy that requires, in an “uncontested” election of directors, that shareholders be able to vote for, or withhold from voting, separately for each director nominee. If, with respect to any particular nominee, the number of votes withheld from voting by shareholders exceeds the number of votes for the nominee by shareholders, then although the director nominee will have been successfully elected to the Board pursuant to applicable corporate laws, he or she will then be required to offer to tender his or her resignation to the Chair of the Corporate Governance and Nominating Committee (the “CG&N Committee”) promptly following the meeting of shareholders at which the director was so elected. The CG&N Committee will consider such offer and make a recommendation to the Board on whether to accept it or not. The Board will promptly accept the resignation unless it determines, in consultation with the CG&N Committee, that there are exceptional circumstances that should delay the acceptance of the resignation or justify rejecting it. The Board will make its decision and announce it in a press release within 90 days following the applicable meeting of shareholders. A director who tenders his or her resignation pursuant to the majority voting policy will not participate in any meeting of the Board or the CG&N Committee at which the resignation is considered.

Nominees to the Board of Directors

The nominees for director, each of whom has consented to serve, if elected, are as follows:

Name of Nominee: Casey Hoyt
Residence: Lafayette, Louisiana
Position: Chief Executive Officer and Director
Director Since: December 14, 2016
Age:44

Present positions and officers with the Corporation, principal occupations and other directorships during the past 5 years:

Mr. Hoyt is the current Chief Executive Officer of the Corporation, a position he has held since its spin out from Quipt Home Medical Corp (f/k/a Protech Home Medical Corp. (“PHM”)) in December 2017. Mr. Hoyt co-founded our subsidiaries Sleep Management, L.L.C. and Home Sleep Delivered, L.L.C. (collectively, the “Sleepco Subsidiaries”) in 2006 with the objective of becoming the leading respiratory disease management company in the United States. After selling the Sleepco Subsidiaries to PHM, Mr. Hoyt became the Chief Executive Officer of PHM until December 2017. His goal has been to enable patients to live better lives through clinical excellence, education and technology. Mr. Hoyt has also successfully managed several other businesses, most recently a worldwide organization offering a comprehensive line of tradeshow display and marketing services. Mr. Hoyt sits on the boards of AA Homecare and the Ochsner Lafayette General Foundation. Mr. Hoyt received his Bachelor of Science in General Studies from the University of Louisiana at Lafayette.

Qualifications for Consideration:

As a co-founder of the Sleepco Subsidiaries and as the current Chief Executive Officer of the Corporation, Mr. Hoyt brings to the Board substantial familiarity with the leadership and operation of the Corporation’s business.

Name of Nominee: W. Todd Zehnder
Residence: Lafayette, Louisiana
Position: Chief Operating Officer and Director
Director Since: December 21, 2017
Age: 46

Present positions and officers with the Corporation, principal occupations and other directorships during the past 5 years:

Mr. Zehnder has served as the Chief Operating Officer and as a director of the Corporation since December 2017. Previously, Mr. Zehnder served as Vice President - Finance and as Chief Strategy Officer of PHM from December 2015 to December 2017. Prior to joining PHM, Mr. Zehnder worked for PetroQuest Energy Inc., which was then a NYSE listed company, for 15 years in various leadership positions, including as Chief Operating Officer and Chief Financial Officer from 2008 to December 2015. Mr. Zehnder began his career with KPMG LLP where he attained the level of Manager. Mr. Zehnder received his Bachelor of Science degree in Accounting from Louisiana State University and is a Certified Public Accountant.

Qualifications for Consideration:

Mr. Zehnder’s experience as an executive officer of a publicly traded company provides the Board with insights into financial reporting, governance and management matters.

Name of Nominee: William Frazier
Residence: Jackson, Mississippi
Position: Chief Medical Officer and Director
Director Since: December 21, 2017
Age: 63

Present positions and officers with the Corporation, principal occupations and other directorships during the past 5 years:

Dr. Frazier has served as Chief Medical Officer and as a director of the Corporation since December 2017. Previously, Dr. Frazier served as Chief Medical Officer of PHM from October 2015 to December 2017. Prior to that, Dr. Frazier was the Chief Medical Officer for the Sleepco Subsidiaries since October 2015. Prior to the Sleepco Subsidiaries, Dr. Frazier worked for more than 30 years as a full time practicing pulmonologist. Dr. Frazier has experience conducting clinical research projects, including trials evaluating new treatment options for COPD, and he has published scientific papers on the topic of COPD and home ventilation. Dr. Frazier has served in many different leadership roles during his career including stints as Chief of the Medical Staff and on the board of directors of two large medical practices and as a Director of a regional health system. Dr. Frazier is currently ABIM Board certified in Internal Medicine, Pulmonary Medicine, Critical Care Medicine and Sleep Disorders Medicine. Dr. Frazier earned his Bachelor of Science in Philosophy from Vanderbilt University, his M.D. from the University of Mississippi and post-doctoral training at the University of Virginia.

Qualifications for Consideration:

Dr. Frazier’s experience as a practicing pulmonologist provides the Board with important insight into the practice of pulmonary medicine as it applies to the operation of the Corporation’s business.

Name of Nominee: Randy Dobbs
Residence: Greenville, South Carolina
Position: Director (Chairman)
Director Since: December 21, 2017
Age: 71

Present positions and officers with the Corporation, principal occupations and other directorships during the past 5 years:

Mr. Dobbs has served as the chairman of the Board since the Corporation’s spin out from PHM in December 2017. Mr. Dobbs is a noted business operating/leadership consultant and motivational speaker and has served in that capacity since 2010. In March 2022, Mr. Dobbs joined EnableComp as CEO. EnableComp is a Welsh, Carson, Anderson and Stowe portfolio company that specializes in discovering revenue solutions for complex claims in the hospital billing environment. From November 2020 to January 2022, Mr. Dobbs served as CEO of American Vision Partners, a physician practice management company affiliated with numerous vision care facilities across the Southwestern United States. From April 2012 to January 2015, Mr. Dobbs served as the Chief Executive Officer for Matrix Medical Network, a portfolio company of Welsh, Carson, Anderson & Stowe (“WCAS”) and a provider of home health assessments for Medicare Advantage members across 32 states. Prior to that role, he was a Senior Operating Executive at WCAS, where he was responsible for portfolio company operational oversight, business acquisitions and equity opportunity development. From February 2005 to October 2008, he was Chief Executive Officer of US Investigation Services and its subsidiaries who provided business intelligence and risk management solutions, security and related services and expert staffing solutions for businesses and federal government agencies. From April 2003 to February 2005, Mr. Dobbs was President and CEO of Philips Medical Systems North America, providing diagnostic imaging equipment and services throughout all of North America and Latin America. Prior to April 2003, Mr. Dobbs spent 27 years with General Electric Company where he held various senior level positions including President and CEO of GE Capital IT Solutions, a multi-billion dollar enterprise. Mr. Dobbs served on the board of directors of MTGE Investment Corp. (NASDAQ:MTGE) from 2010 to 2018 and serves on the boards of directors of several privately held companies. Mr. Dobbs earned a Bachelor of Science in Education from Arkansas State University.

Qualifications for Consideration:

Mr. Dobbs brings to the Board extensive experience resulting from his service on other boards of directors and from his multiple senior level leadership positions, including as the Chief Executive Officer of five companies. Such experience provides the Board with additional perspective on governance and management issues. He has significant experience with business integration, turnaround performance and executive team building, which provides the Board with important insight into the operation and development of our business.

Name of Nominee: Nitin Kaushal
Residence: Richmond Hill, Ontario
Position: Director
Director Since: December 21, 2017
Age: 56

Present positions and officers with the Corporation, principal occupations and other directorships during the past 5 years:

Mr. Kaushal has served as a director since December 2017. He is a retired Managing Director of PWC Corporate Finance Inc., serving from 2012 to 2020, and was the Executive Vice President and Managing Director of Medwell Capital Inc. from May 2010 to March 2012. Mr. Kaushal has worked in senior roles with a number of Canadian investment banks focused on healthcare, including Desjardins Securities Inc., Orion Securities Inc., Vengate Capital, HSBC Securities Inc. and Gordon Capital. He has held roles within the private equity/venture capital industry at MDS Capital Corp. and at PricewaterhouseCoopers in its M&A, valuation and audit groups. In addition, Mr. Kaushal has sat on a number of public and private company boards. He was awarded a Bachelor of Science (Chemistry) from the University of Toronto and is a Chartered Accountant.

Mr. Kaushal also serves as a director for the following Canadian reporting issuers: Hide Tide Inc., Delta Cleantech Inc., Delta 9 Cannabis Inc., PsyBio Therapeutics Corp., Flower One Holdings Inc., and FSD Pharma Inc.

Qualifications for Consideration:

Mr. Kaushal’s experience as a member of various boards of directors and as a Chartered Accountant provides the Board with additional perspective on financial reporting, governance and management issues.

Name of Nominee: Timothy Smokoff
Residence: Fox Island, Washington
Position: Director
Director Since: December 21, 2017
Age: 57

Present positions and officers with the Corporation, principal occupations and other directorships during the past 5 years:

Mr. Smokoff has served as a director since January 2018 and brings more than 25 years of health industry leadership, product development and delivery experience to the Corporation. Mr. Smokoff served as CEO of CareXM, LLC, from November 2020 to early 2022, and remains on the Board of Directors of CareXM. Prior to that, Mr. Smokoff was CEO of Isowalk, LLC, a position he held from January 2019 to November 2020. Mr. Smokoff has also served on the board of Total Triage Holdings, LLC since November of 2019. Prior to Isowalk, Mr Smokoff was CEO of Breathometer, Inc. from January 2017 to January 2019 and Senior Vice President of Health and Wellness of Nortek, Inc. from July 2016 to January 2017. Mr. Smokoff was the Chief Executive Officer of Numera, Inc., a senior in place aging solutions company, from January 2011 until it was purchased by Nortek, Inc. in July of 2016. Prior to Numera,Inc. Mr. Smokoff spent 13 years at Microsoft in various capacities, the last six years leading Microsoft’s global health business. Prior to Microsoft, Mr. Smokoff spent 14 years developing and bringing to market hospital information systems, physician office systems, and medical devices for a variety of companies, including several start-up ventures. Mr. Smokoff earned a Bachelor of Arts in Computer Science from the University of Washington.

Qualifications for Consideration:

Mr. Smokoff’s experience in introducing products and services for senior, in-place aging, which includes respiratory care and chronic disease management, for family care givers provides the Board with insight into the operation, development, and growth of the Corporation’s business.

Name of Nominee: Bruce Greenstein
Residence: Seattle, Washington
Position: Director
Director Since: July 17, 2018
Age: 53

Present positions and officers with the Corporation, principal occupations and other directorships during the past 5 years:

Mr. Greenstein has served as a director since July 2018. Mr. Greenstein has been the executive vice president and chief strategy and innovation officer of LHC Group, Inc. (NASDAQ:LHCG) since 2018, where he leads the company’s value-based contracting, ACO management company, and alternative payment and delivery model strategies. He also oversees the LHC Group, Inc.’s operations for technology and for the innovations business segments, as well as LHC Group, Inc.’s healthcare vision initiatives. Prior to joining LHC Group, Mr. Greenstein served as chief technology officer for the U.S. Department of Health and Human Services in Washington, D.C. from May 2017 to June 2018. He has an extensive healthcare industry background in both government and the private sector, having served as president-west for New York-based Quartet Health, CEO of Blend Health Insights, and as managing director of Worldwide Health for Microsoft. Mr. Greenstein was a cabinet member in Louisiana, serving as secretary of the Department of Health and Hospitals. He also previously supervised Medicaid-managed care and waivers and demonstrations at the Centers for Medicare & Medicaid Services. Mr. Greenstein earned a Masters of Science from Florida State University along with graduate certificates in Healthcare Policy and Administration and Public Administration and Policy.

Qualifications for Consideration:

Mr. Greenstein’s experience in the healthcare industry provides the Board with important insight into the industry in which the Corporation operates.

Name of Nominee: Sabrina Heltz
Residence: Baton Rouge, LA
Position: Director
Director Since: November 4, 2020
Age: 57

Present positions and officers with the Corporation, principal occupations and other directorships during the past 5 years:

Ms. Heltz began her career at Blue Cross and Blue Shield of Louisiana (“BCBSLA”) as an actuary and earned her credentials as an Associate in the Society of Actuaries and a Member of the American Academy of Actuaries. During her time at BCBSLA, she ascended in her role and responsibilities, ultimately serving as SVP/Chief Actuary of the plan for five years. Her career then transitioned to managing other operational areas of BCBSLA, including its pharmacy benefits program, medical management program and provider reimbursement areas. She ended her 31 year career at BCBSLA as SVP overseeing the provider contracting and reimbursement programs for the plan, spearheading the advancement of the plan's data and analytics capabilities to enable value based reimbursement programs and innovative quality and care improvement programs. Following her career at BCBSLA, she served for four years at Ochsner Health Network as Chief Operations Officer and now serves as an executive advisor, assisting the network in its strategy and operations to enable success in value based contracts offered by Medicare and commercial health plans. Ms. Heltz earned a Bachelor of Science in Mathematics and Computer Science from Nicholls State University.

Qualifications for Consideration:

Ms. Heltz brings to the Board extensive healthcare leadership experience specifically related to healthcare systems and the private insurance sector.

Conflicts of Interest

There are no family relationships among any directors, executive officers or persons nominated to be directors of the Corporation. No directors of the Corporation are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

There are no arrangements or understandings between the Corporation and any person pursuant to which such person has been elected as director.

No director or executive officer of the Corporation is a party adverse to the Corporation or any of its subsidiaries, or has a material interest adverse to the Corporation or any of its subsidiaries. During the past ten years, no director or executive officer of the Corporation has:

(1)    filed or has had filed against such person, a petition under the U.S. federal bankruptcy laws or any state insolvency law, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which such person was a general partner, at or within two years before the time of filing, or any corporation or business association of which such person was an executive officer, at or within two years before such filings;

(2)    been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)    been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such person’s activities in any type of business, securities, trading, commodity or banking activities;

(4)    been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any U.S. federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business, securities, trading, commodity or banking activities, or to be associated with persons engaged in any such activity;

(5)    been found by a court of competent jurisdiction in a civil action or by the SEC, or by the U.S. Commodity Futures Trading Commission to have violated a U.S. federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

(6)    been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(7)    been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the U.S. Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Corporate Cease Trade Orders or Bankruptcies

None of the proposed directors of the Corporation is, as at the date hereof, or has been, within the previous 10 years, a director, chief executive officer or chief financial officer of any company (including the Corporation) that, (i) was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer, or (ii) was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

None of the proposed directors of the Corporation is, as at the date hereof, or has been, within the previous 10 years, a director or executive officer of any company (including the Corporation) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Penalties or Sanctions

None of the proposed directors of the Corporation has been subject to (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Personal Bankruptcies

None of the proposed directors of the Corporation has, within the 10 years before the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Board Membership Diversity

On August 6, 2021, the SEC approved amendments to the Listing Rules of NASDAQ related to board diversity. New Listing Rule 5605(f) (the “Diverse Board Representation Rule”) requires each NASDAQ-listed company, subject to certain exceptions, (1) to have at least one director who self-identifies as female, and (2) to have at least one director who self-identifies as an Underrepresented Minority (as defined by the NASDAQ rules), or (3) to explain why the company does not have at least two directors on its board who self-identify in the categories listed above. In addition, new Listing Rule 5606 (the “Board Diversity Disclosure Rule”) requires each NASDAQ-listed company, subject to certain exceptions, to provide statistical information about the company’s current board of directors, in a uniform format, related to each director’s self-identified gender, race, and self-identification as LGBTQ+. NASDAQ defines an “Underrepresented Minority” as an individual who self-identifies as Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, or two or more races or ethnicities. LGBTQ+ is defined as an individual who self-identifies as lesbian, gay, bisexual, transgender or as a member of the queer community.

The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as voluntarily self-disclosed by our directors. The Board satisfies the minimum objectives of Nasdaq Rule 5605(f)(3) by having at least one director who identifies as female and at least one director who identifies as a member of an Underrepresented Minority.

Board Diversity Matrix (As of April 18, 2022)

Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	7	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	6	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

(iii)    Appointment of Auditor

The Audit Committee has re-appointed, and is requesting approval by the Shareholders of the re-appointment of, the registered public accounting firm of Ernst & Young LLP (“EY”) to serve as the Corporation’s independent auditor for the fiscal year ending December 31, 2022. If Shareholders do not ratify the re-appointment of EY, the Audit Committee will evaluate the Shareholder vote when considering the appointment of a registered public accounting firm for the audit engagement for the 2023 fiscal year. In addition, if Shareholders approve the re-appointment of EY as the Corporation’s independent auditor, the Audit Committee may nevertheless periodically request proposals from the major registered public accounting firms and as a result of such process may select EY or another registered public accounting firm as our independent auditor.

Representatives of EY are expected to be present at the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Board recommends a vote “FOR” the re-appointment of EY as auditor of the Corporation for the fiscal year ended December 31, 2022, and the authorization of the Board to fix EY’s remuneration.

The re-appointment of EY as auditor of the Corporation for the fiscal year ending December 31, 2022, and the authorization of the Board to fix EY’s remuneration requires the affirmative vote of the majority of the votes cast at the Meeting.

Because brokers generally have discretionary authority to vote on the re-appointment of the independent auditor, broker non-votes are generally not expected to result from the vote on this proposal.

Fees Paid to Auditor

The following table shows the fees paid or accrued by the Corporation for the audit and other services provided by EY for fiscal years 2021 and 2020.

	2021	2020
Audit Fees	$489,000	$486,401
Audit-Related Fees	—	—
Tax Fees	135,970	102,575
All Other Fees	—	—
Totals	$624,970	$588,976

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by the Corporation’s independent registered public accounting firm for the audit of the Corporation’s annual financial statements and review of financial statements included in the Corporation’s Quarterly Reports on Form 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by the Corporation’s independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and are not reported under “audit fees”; (iii) “tax fees” are fees for professional services rendered by the Corporation’s independent registered public accounting firm for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by the Corporation’s independent registered public accounting firm, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Policy on Pre-Approval by Audit Committee of Services Performed by Auditors

Under applicable SEC rules, except for the ability to designate a portion of this responsibility as described below, the full Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors’ independence from the Corporation. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee. The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accounting firm. During 2021, all audit and non-audit services and fees were pre-approved by the Audit Committee.

11.    CORPORATE GOVERNANCE DISCLOSURE

Set forth below is a description of the Corporation’s current corporate governance practices, as prescribed by Form 58-101F1, which is attached to National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”).

Board of Directors and Independence

The Board has determined that Randy Dobbs (Chairman), Nitin Kaushal, Timothy Smokoff, Bruce Greenstein and Sabrina Heltz, current and prospective members of the Board, are independent as such term is defined in NI 58-101, and are independent in accordance with the listing standards of NASDAQ.

The Board has determined that Casey Hoyt, W. Todd Zehnder and William Frazier, current and prospective members of the Board, are not independent as such term is defined in NI 58-101 and are not independent in accordance with the listing standards of NASDAQ, as they are executive officers (as such term is defined in NI 51-102) and employees of the Corporation. Accordingly, a majority of the current and prospective members of the Board are independent.

Board Leadership Structure

Our Board is led by Randy Dobbs, the Corporation’s independent Chairman of the Board. The Board believes that this leadership structure, which separates the Chairman and Chief Executive Officer roles, is appropriate at this time. The Board believes its current leadership structure best serves the objectives of the Board’s oversight of management, the Board’s ability to carry out its roles and responsibilities on behalf of the Corporation’s shareholders, and the Corporation’s overall corporate governance.

All of the members of the Audit Committee, Compensation Committee and CG&N Committee are independent as further described below. The independent directors have the opportunity, at their discretion, to hold ad hoc meetings that are not attended by management and non-independent directors.

The Board believes that adequate structures and processes are in place to facilitate the functioning of the Board independently of the Corporation’s management. The independent directors met together without management present four times during 2021. The regularly scheduled Board committee meetings give the independent directors the opportunity for open and frank discussions on all matters they consider relevant, including an assessment of their own performance. In addition, the Audit Committee meets periodically with the Corporation’s auditor without management present. Accordingly, the Board believes that there is adequate leadership by the independent directors.

Meetings of Independent Directors

The independent directors of the Board may, upon request, meet in executive session at any meeting of the Board. The independent directors generally meet in executive sessions without management present during their regularly scheduled board meetings, and on an as-needed basis during special meetings. During 2021, the independent directors held executive sessions at each of the four regularly-scheduled Board meetings in January, May, August, and November.

Board’s Role in Risk Oversight

The Board oversees the Corporation’s management and, with the assistance of management, is actively involved in oversight of risks that could affect the Corporation. The Board engages in the oversight of risk in various ways, including (i) reviewing and approving management’s operating plans and considering any risks that could affect operating results, (ii) reviewing the structure and operation of the Corporation’s various departments and functions and (iii) in connection with the review and approval of particular transactions and initiatives, reviewing related risk analyses and mitigation plans.

The Board has also delegated certain risk oversight responsibility to committees of the Board as follows: (i) the Audit Committee meets periodically with management to discuss the Corporation’s process for assessing and managing risks, including the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures; (ii) the Compensation Committee reviews the Corporation’s incentive compensation arrangements to determine whether such arrangements encourage excessive risk-taking and discusses, at least annually, the relationship between risk management policies and practices and compensation; and (iii) the CG&N Committee oversees risk related to corporate governance. The Corporation’s management regularly reports to the full Board and, as appropriate, the committees of the Board regarding enterprise risk that the Corporation must mitigate and manage.

Meeting Attendance

During 2021, there were five meetings of the Board of Directors, five meetings of the Audit Committee, two meetings of the Compensation Committee, and one meeting of the CG&N Committee. The attendance by directors for meetings of the board held during the period in which he or she was a director and of meetings of committees of the board held during the period in which he or she served as a member of the respective committee during the fiscal year ended December 31, 2021, was as follows:

Name	Board Meetings	Audit Committee Meetings	Compensation Committee Meetings	CG&N Committee Meetings
Casey Hoyt	5/5	N/A	N/A	N/A
W. Todd Zehnder	5/5	N/A	N/A	N/A
William Frazier	5/5	N/A	N/A	N/A
Randy Dobbs	5/5	5/5	2/2	1/1
Nitin Kaushal	5/5	5/5	2/2	1/1
Timothy Smokoff	5/5	4/4	2/2	1/1
Bruce Greenstein	5/5	5/5	2/2	1/1
Sabrina Heltz	5/5	4/4	2/2	1/1

Although the Corporation does not have a formal policy with respect to Board members’ attendance at annual and special meetings of stockholders, the Corporation does encourage Board members to attend. Casey Hoyt and Todd Zehnder attended last year’s annual and special meeting.

Directorships

Except as set out in the table below, no directors and prospective directors of the Corporation are presently directors of other issuers that are Canadian reporting issuers (or the equivalent).

Board Member	Directorship of Other Reporting Issuers
Nitin Kaushal	Hide Tide Inc. (Nasdaq: HITI) (TSXV: HITI) (FSE: 2LYA)
Delta Cleantech (CSE: DELT)
Delta 9 Cannabis Inc. (TSX: DN) (OTCQX: DLTNF)
PsyBio Therapeutics Corp. (TSXV: PSYB) (OTCQB: PSYBF)
Flower One Holdings Inc. (CSE: FONE) (OTCQX: FLOOF)
FSD Pharma Inc. (NASDAQ: HUGE) (CSE: HUGE) (FRA: 0K9A)

Board Mandate

The Board does not have a written mandate; however it operates through the leadership of an independent Chairman and three committees of the Board made up of independent directors.

Position Descriptions

The Board has not adopted a written description for the chair of the Board and the chair of each Board committee. The Chair of the Board is responsible for the administration, development and efficient operation of the Board. The Chair assists the Chief Executive Officer in overseeing the operational aspects involved in managing the Corporation. In addition, the Chair ensures that the Board adequately discharges its mandate and that the Board’s responsibilities and lines of delineation between the Board and management are well understood by the directors. The Chair of each committee is to manage efficiently his or her respective committee. Each committee chair must ensure that the committee adequately discharges its mandate pursuant to its written charter. Committee chairs must report regularly to the Board on the business of their committee.

The Board and the Chief Executive Officer have not developed a written position description for the Chief Executive Officer. The Board expects the Chief Executive Officer and the Corporation’s senior management team to be responsible for the management of the Corporation’s strategic and operational agenda and for the execution of the decisions of the Board.

Orientation and Continuing Education

Pursuant to the orientation program put in place by the CG&N Committee, each new director of the Corporation attends a comprehensive orientation session during which they are provided with product demonstrations and an education as to the nature and operation of the Corporation and its business, and members of senior management from each functional area within the Corporation present on wide-ranging topics concerning the Corporation, including regarding its corporate structure and financial and legal matters. The CG&N Committee is also responsible for coordinating the continuing education program for directors in order to maintain or enhance their skills and abilities as directors, as well as ensuring that their knowledge and understanding of the Corporation and its business remains current. Internal personnel regularly make presentations to the Board on relevant and material topics.

Directors are encouraged to communicate with management, auditors and technical consultants; and to keep themselves current with industry trends and developments and changes in legislation with management’s assistance. Directors have full access to the Corporation’s records.

Ethical Business Conduct

The Board maintains that the Corporation must conduct and be seen to conduct its business dealings in accordance with all applicable laws and the highest ethical standards.

The Board has adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees. This Code of Business Conduct and Ethics is available on the corporate governance section of Corporation’s website (which is a subsection of the investor relations section of Corporation’s website) at the following address: www.viemed.com/investor-relations. The

Corporation intends to disclose on its website any amendments or waivers to the code that are required to be disclosed by SEC rules.

The Corporation’s reputation for honesty and integrity amongst its shareholders and other stakeholders will be key to the success of its business. No employee or director will be permitted to achieve results through violation of laws or regulations, or through unscrupulous dealings.

Any director with a conflict of interest or who is capable of being perceived as being in conflict of interest with respect to the Corporation must abstain from discussion and voting by the Board or any committee of the Board on any motion to recommend or approve the relevant agreement or transaction. The Board must comply with conflict of interest provisions of the BCBCA.

Nomination of Directors

The CG&N Committee is currently responsible for identifying candidates for election to the Board. The Corporation’s Articles also provide for advance notice of nominations of directors by shareholders of the Corporation at its annual meeting of shareholders. The Corporation does not have a formal policy concerning shareholders nominations of individuals to stand for election to the Board, other than the provisions contained in the Corporation’s Articles. Since the Corporation’s spin out from PHM, the Corporation has not received any recommendations from shareholders requesting that the Board consider a candidate for inclusion among the slate of nominees in any year, and therefore the Corporation believes that no formal policy, in addition to the provisions contained in the Corporation’s Articles, concerning shareholders recommendations is needed. For further information regarding the Board nomination procedures under the Corporation’s Articles, see “Business of the Meeting – Election of Directors” above and “Shareholder Proposals – Advance Notice Provisions” below.

The CG&N Committee is responsible for periodically reviewing the size of the Board, with a view to determining the impact of the number of directors on the effectiveness of the Board, and identifying potential nominees to the Board, reviewing their qualifications and experience, determining their independence as required under all applicable corporate and securities laws, and recommending to the Board the nominees for consideration by, and presentation to, the shareholders at the Corporation’s next annual meeting of shareholders. In making its recommendations, the CG&N Committee applies the standards established in the CG&N Committee Charter and considers the competencies and skills that the Board considers to be necessary for the Board as a whole to possess, the competencies and skills that the Board considers each existing director to possess, as well as the competencies and skills each new nominee will bring to the boardroom. The CG&N Committee also considers the amount of time and resources that nominees have available to fulfill their duties as Board members or committee members, as applicable.

While the Board has not adopted a written policy concerning Board diversity, the Board believes that diversity along multiple dimensions, including gender, race, ethnicity, and professional expertise and experience, is important in providing the necessary range of perspectives required to achieve objectives. The Board recognizes that gender diversity is a significant aspect of diversity and acknowledges the important contributions that women with the right competencies and skills can make to the diversity of perspective in the boardroom. Accordingly, in order to promote the specific objective of gender diversity, the selection process for Board appointees/nominees by the Corporation will involve trying to identify potential female candidates and if, at the end of the selection process, no female candidates are selected, the Board must be satisfied that there are objective reasons to support this determination.

On an annual basis, the CG&N Committee will assess the effectiveness of the Board’s appointment/nomination process at achieving diversity and consider and, if determined advisable, recommend to the Board for adoption, measurable objectives for achieving diversity on the Board. At this time, the Corporation has not adopted a target regarding women or underrepresented minorities on the Board as the Board believes that arbitrary targets are not in the best interests of the Corporation or its shareholders. The Board is committed to nominating the best individuals to be elected as directors.

The CG&N Committee is also responsible for periodically examining and making recommendations to the Board in relation to mechanisms of Board renewal. The Corporation currently does not have any policies imposing a term or retirement age limit in connection with individuals nominated for election as directors, as the CG&N Committee and the Board believe that such arbitrary limits are not in the best interests of the Corporation or its shareholders. It is the Board’s intention to strive to achieve a balance between the desirability to have a depth of institutional experience from its members on the one hand, and the need for renewal and new perspectives on the other hand.

Board Committees

There were three standing committees of the Board during 2021: the Audit Committee, the Compensation Committee, and the CG&N Committee. Written charters of each the Audit Committee, Compensation Committee and CG&N Committee and are available on the corporate governance section of the Corporation’s website (which is a subsection of the investor relations section of Corporation’s website) at the following address: www.viemed.com/investor-relations.

Prior to 2021, each committee was comprised of all independent directors. During 2021, the composition of the committees was re-evaluated by the Board. Accordingly, each committee is now comprised of three members as identified below, based on the appointments effective as of August 24, 2021.

Audit Committee

The members of the audit committee (the “Audit Committee”) are: Nitin Kaushal (Chairman), Randy Dobbs, and Bruce Greenstein. All of the members of the Audit Committee are independent and financially literate, as such terms are defined in National Instrument 52-110 – Audit Committees (“NI 52-110”). Each member of the Audit Committee is an independent director within the meaning of the rules of NASDAQ and meets the standards for independence required by U.S. securities law applicable to public companies, including Rule 10A-3 of the Exchange Act, with respect to Audit Committee members. Information concerning the relevant education and experience of the Audit Committee members can be found in “Business of the Meeting - Election of Directors” in this Circular.

In addition, the Board has determined that Nitin Kaushal is qualified as an audit committee financial expert under the SEC’s rules and regulations and that each member of the Audit Committee has the requisite accounting and related financial management expertise under NASDAQ rules.

The Audit Committee operates under the Charter of the Audit Committee, a copy of which is attached hereto as Schedule “A”, pursuant to which the Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to: financial reporting and disclosure; ensuring that an effective risk management and financial control framework has been designed, implemented and tested by management of the Corporation; external audit processes; helping the Board meet its responsibilities; providing better communication between the Board and external auditors; enhancing the independence of the external auditors; increasing the credibility and objectivity of financial reports; and strengthening the role of the Board by facilitating in-depth discussions among the Board, management and the external auditors regarding significant issues involving judgment and impacting quality controls and reporting.

Corporate Governance and Nominating Committee

The CG&N Committee is a standing committee appointed by the Board. The members of the CG&N Committee are: Bruce Greenstein (Chairman), Sabrina Heltz, and Timothy Smokoff. All of the members of the CG&N Committee are independent, as such term is defined in NI 52-110. Each member of the CG&N Committee is an independent director within the meaning of NASDAQ rules.

The CG&N Committee will act on behalf of and subject to the direction of the Board in all matters pertaining to corporate governance issues, new director nominees, as well as the size and composition of the Board and Board committees. The CG&N Committee operates under the Charter of the CG&N Committee pursuant to which the CG&N Committee will: develop and enforce policy in the area of corporate governance and the practices of the Board in light of the Corporation’s particular circumstances, the changing needs of investors and the Corporation, and changes in corporate governance guidelines; prepare and recommend to the Board annually a statement of corporate governance practices to be included in the Corporation’s management information and proxy circular and ensure that such disclosure is complete and provided in accordance with the regulatory requirements; monitor developments in the area of corporate governance and the practices of the Board and advise the Board accordingly; develop, implement and maintain appropriate policies with respect to disclosure, confidentiality and insider trading; adopt a process for determining what competencies and skills the Board as a whole should have, and apply this result to the recruitment process for new directors; in consultation with the Chair of the Board and the Chief Executive Officer, identify individuals qualified to become new Board members and recommend to the Board the new director nominees for the next annual meeting of shareholders; recognize that shareholding by directors is appropriate in aligning director and shareholder interests; annually review credentials of existing Board members to assess suitability for re-election; establish procedures for, and approve and ensure provision of, an appropriate orientation and education program for new recruits to the Board and continuing education for Board members; consider and, if thought fit (and after obtaining the consent of the Chair of the Board, which consent may not be unreasonably withheld), approve requests from individual directors for an engagement of special outside advisors at the expense of the Corporation; and review, on a periodic basis, the size and composition of the Board and Board committees and make appropriate recommendations to the Board.

Compensation Committee

The members of the compensation committee (the “Compensation Committee”) are: Timothy Smokoff (Chairman), Sabrina Heltz, and Randy Dobbs. Each member of the Compensation Committee is an independent director within the meaning of NASDAQ rules and meets the standards for independence required by U.S. securities law applicable to public companies, including Rule 10C-1 of the Exchange Act with respect to Compensation Committee members.

The Board has adopted a written charter for the Compensation Committee setting out its responsibilities for compensation matters, as described in the Executive Compensation section below.

Audit Committee Report

The Audit Committee reviewed and discussed the Corporation’s audited consolidated financial statements as of and for the year ended December 31, 2021, with management and the Corporation’s independent registered public accounting firm. The Audit Committee also discussed with the Corporation’s independent registered public accounting firm the matters that are required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has received the written disclosures and the letter from the Corporation’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Audit Committee has reviewed and approved the amount of fees paid to Ernst & Young LLP for audit and non-audit services and has concluded that the provision of services by Ernst & Young LLP is compatible with the maintenance of Ernst & Young LLP’s independence.

Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, and subject to the limitations on the Audit Committee’s role and responsibilities described above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the Corporation’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the SEC.

Submitted on behalf of the Audit Committee
Nitin Kaushal, Chairman
Randy Dobbs
Bruce Greenstein

Assessments

The CG&N Committee, in consultation with the Chair of the Board, is responsible for ensuring that an appropriate system is in place to evaluate the effectiveness of the Board, the Board committees and individual directors, with a view to ensuring that they are fulfilling their respective responsibilities and duties and working effectively together as a unit.

The CG&N Committee informally monitors director performance throughout the year (noting particularly any directors who have had a change in their primary job responsibilities or who have assumed additional directorships since their last assessment) to ensure that the Board, the Board committees and individual directors are performing effectively. From time to time the CG&N Committee may also choose to complete a formal assessment process consisting of completion of a written survey by each member of the Board, on request, conducting one-on-one discussions in order to assess such matters as the composition of the Board, the conduct of and agendas for meetings of the Board and its committees, and the role and impact of the Board. The results of such surveys and interviews are then summarized to identify strengths, opportunities and further suggestions with respect to each area of discussion and the Chair of the Board is to report on such summary to the GN&C Committee and to the rest of the Board.

Communications with the Board of Directors

Shareholders may communicate with the Board, Board committees, non-employee directors as a group, and individual directors by submitting their communications in writing to Viemed Healthcare, Inc., 625 E. Kaliste Saloom Rd., Lafayette, Louisiana 70508, Attn: Corporate Secretary. Any communication must contain:

•a representation that the shareholder is a holder of record of the Corporation’s capital stock;
•the name and address, as they appear on the Corporation’s books, of the shareholder sending the communication; and
•the number of shares of the Corporation’s capital stock that are beneficially owned by such shareholder.

The Corporation’s Corporate Secretary will distribute such communications to the intended recipient upon receipt, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding the communication.

Hedging Policy

The Corporation’s insider trading policy prohibits its directors, officers and those employees and contractors who participate in the preparation of the Corporation’s financial statements or who are privy to material financial information relating to the Corporation (including spouses, live-in partners or relatives of any such persons who reside in the same household as such persons) from entering into hedging or monetization transactions or similar arrangements with respect to Corporation’s securities. The policy also prohibits such persons from entering into the following transactions: selling the Corporation’s securities short, buying or selling puts or calls or other derivative securities on the Corporation’s securities, holding Corporation securities in a margin account or pledging Corporation securities as collateral for a loan. In addition, the policy is intended to ensure compliance with all insider trading rules relating to the Corporation’s securities.

12.    EXECUTIVE COMPENSATION

Executive Officers

Set forth below is a brief description of the business experience of each of our executive officers, with the exception of Casey Hoyt and W. Todd Zehnder, whose biographies are listed above with the directors’ biographies.

Executive Officer: Michael Moore
Position: President
Age: 44

Present positions and offices with the Corporation, principal occupations during the past five years:

Mr. Moore has served as President of the Corporation since December 2017. Mr. Moore co-founded the Sleepco Subsidiaries in 2006, which were sold to PHM in May 2015. After selling the Sleepco Subsidiaries to PHM, Mr. Moore became the President of PHM and in March 2016 its Interim CFO. Prior to serving as the Corporation’s President, Mr. Moore acted as Managing Director, Disease Management of PHM from May 2015 until December 2017. After completing his degree as a Respiratory Therapist from the California College of Health Science, Mr. Moore began his career as a Respiratory Therapist and later transitioned to Account Executive, with organizations such as Praxair and Home Care Supply, where he continually exceeded sales goals and finished in the top 5 nationally of all Account Executives. Mr. Moore’s experience as a clinician, as well as his knowledge of healthcare trends, played a key role in formulating the strategy that has enabled the business of the Sleepco Subsidiaries to become the diverse respiratory-focused business that it is today.

Executive Officer: Trae Fitzgerald
Position: Chief Financial Officer
Age: 34

Present positions and offices with the Corporation, principal occupations during the past five years:

Mr. Fitzgerald has served as the Chief Financial Officer of Corporation since December 2017. Previously, Mr. Fitzgerald served as finance manager and corporate controller of PHM from January 2015 until December 2017. Prior to joining PHM, Mr. Fitzgerald spent two years serving in a finance, budgeting, and financial reporting role for PetroQuest Energy, Inc., a then NYSE listed company, from April 2013 to January 2015. Mr. Fitzgerald graduated Summa Cum Laude with a Bachelor of Science Degree in Accounting and Masters of Business Administration from the University of Louisiana at Lafayette. He is a Certified Public Accountant, registered in the state of Louisiana with over six years of public accounting experience, three years of which were spent with Ernst & Young’s Houston, Texas office, where he provided audit services to a variety of industries ranging from professional sports to alternative energy.

Executive Officer: Jerome Cambre
Position: Vice President of Sales
Age: 51

Present positions and offices with the Corporation, principal occupations during the past five years:

Mr. Cambre has served as the Vice President of Sales of Corporation since March 2018. Previously, Mr. Cambre served as the National Sales Trainer of the Corporation from March 2017 to March 2018, as the Director of Clinical Sales of Sleep Management, LLC from March 2016 to March 2017 and as a Patient Care Coordinator of Sleep Management, LLC from October 2015 to 2016. Prior to that, Mr. Cambre was a sales representative at Sleep Management, LLC from November 2013. Mr. Cambre graduated with a Bachelor of Science Degree in Psychology from Louisiana State University. He also holds an Associate of Science Degree in Cardiopulmonary Science from Our Lady of the Lake College.

Executive Officer: Patrick Eagan
Position: General Counsel
Age: 43

Present positions and offices with the Corporation, principal occupations during the past five years:

Mr. Eagan has served as the General Counsel of the Corporation since November 2020. Previously, he served as Corporate Counsel and then as Associate General Counsel of Ochsner Health System from January 2017 to November 2020, and as an Assistant City Attorney of the City of New Orleans from July 2013 to December 2016. Mr. Eagan graduated with a Bachelor of Arts Degree in Economics from Williams College in 2001 and a Juris Doctorate from the University of Virginia School of Law in 2006.

Compensation

During the fiscal year ended December 31, 2021, the Corporation’s executive compensation program was administered by the Compensation Committee of the Board. The Corporation’s executive compensation program has the objective of attracting and retaining a qualified and cohesive group of executives, motivating team performance and aligning of the interests of executives with the interests of the Corporation’s shareholders through a package of compensation that is simple and easy to understand and implement. Compensation under the program was designed to achieve both current and longer term goals of the Corporation and to optimize returns to shareholders. In addition, in order to further align the interests of executives with the interests of the Corporation’s shareholders, the Corporation has implemented share ownership incentives through the LTIP (defined below). The Compensation Committee believes that the Corporation’s overall compensation objectives are consistent with its peer group of healthcare companies with opportunities to participate in equity ownership.

In determining the total compensation of any member of senior management, the Compensation Committee considers all elements of compensation in total rather than one element in isolation and considers the recommendations of the Chief Executive Officer. The Compensation Committee also examines the competitive positioning of total compensation and the mix of fixed, incentive and share-based compensation.

Although the Corporation qualifies as an emerging growth company and a smaller reporting company under U.S. securities laws, and accordingly may provide disclosure of the Corporation’s executive compensation program under the scaled-down reporting rules applicable to emerging growth companies and smaller reporting companies, the Corporation is providing additional detail with respect to its executive compensation, including in “Compensation Governance” and “Performance Graph” and in the “Summary Compensation Table,” “Outstanding Equity Awards at Fiscal Year-End 2021” table, “Incentive Plan Awards - Value Vested or Earned During the Year” tables, and “Outstanding Share-Based Awards and Option-Based Awards” tables consistent with the disclosure requirements that apply under Canadian securities laws.

Compensation Governance

The Board established the Compensation Committee as a standing committee of the Board. The Compensation Committee assists the Board in discharging the directors’ oversight responsibilities relating to the compensation and retention of key senior management employees, and in particular the Chief Executive Officer.

The Compensation Committee comprises three (3) directors, Timothy Smokoff (Chairman), Randy Dobbs, and Sabrina Heltz. Each member of the Compensation Committee is independent as such term is defined in NI 52-110 and in the BCBCA, as well as under NASDAQ rules.

The Compensation Committee operates under the Charter of the Compensation Committee, pursuant to which the Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to: setting policies for senior officers’ remuneration; reviewing and approving and then recommending to the Board salary, bonus, and other benefits, direct or indirect, and any change-of-control packages of the Chief Executive Officer; considering the recommendations of the Chief Executive Officer and setting the terms and conditions of employment including, approving the salary, bonus, and other benefits, direct or indirect, and any change-of-control packages, of the key executives of the Corporation; undertaking an annual review of the Chief Executive Officer goals for the coming year and reviewing progress in achieving those goals; reviewing compensation of the Board on at least an annual basis; overseeing the administration of the Corporation’s compensation plans, including stock option plans, compensation plans for outside directors, and such other compensation plans or structures as are adopted by the Corporation from time to time; reviewing and approving executive compensation disclosure to be made in the management information and proxy circular prepared in connection with each annual meeting of shareholders of the Corporation; and undertaking on behalf of the Board such other compensation initiatives as may be necessary or desirable to contribute to the success of the Corporation and enhance shareholder value. The Compensation Committee engaged Pearl Meyer & Partners, LLC as its independent compensation consultant in order to assist with the establishment, structuring, and continued evaluation of executive compensation. In compliance with SEC rules, the Compensation Committee has assessed the independence of Pearl Meyer and concluded that no conflict of interest exists that would prevent Pearl Meyer from independently representing the Compensation Committee. Pearl Meyer does not currently provide any services to the Corporation other than the services provided directly to the Compensation Committee. Billing by Pearl Meyer is provided directly to, and approved for payment by, the Compensation Committee.

Performance Graph

The following graph compares the total cumulative return on funds invested in common shares of the Corporation, compared to the total cumulative return of the Standard and Poor’s TSX Composite Total Return Index for the period from December 22, 2017, when the common shares of the Corporation were initially posted for trading on the TSX Venture Exchange, to December 31, 2021:

Value of $100 Investment
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Dec 22, 2017
Dec 31, 2017
Dec 31, 2018
Dec 31, 2019
Dec 31, 2020
Dec 31, 2021
Viemed Healthcare, Inc.
S&P/TSX Composite Index

	Dec 22, 2017	Dec 31, 2017	Dec 31, 2018	Dec 31, 2019	Dec 31, 2020	Dec 31, 2021
Viemed Healthcare, Inc.	$100	$104	$218	$339	$415	$294
S&P/TSX Composite Index	$100	$100	$89	$106	$108	$132

Over this period, the Corporation’s share price increased by 194% and has outperformed the S&P/TSX Composite Index which increased by 32%. As shown in the Summary Compensation Table, during the same period, total compensation received by the Named Executive Officers (as defined below) increased consistently with this trend. The Board considers the Corporation’s performance (including share price) in its compensation decision-making. Based on the growth and results of the Corporation over this period and the return to the Corporation's shareholders, the Board believes there is alignment between the compensation of the Named Executive Officers and the return to the Corporation's shareholders. In addition, as approximately 36.3% - 50.4% of the aggregate target total direct compensation of the Named Executive Officers in 2021 was security-based compensation (i.e., the grant date fair value of RSUs and options), in the medium to long-term, the realized compensation of the Named Executive Officers will be directly and meaningfully impacted by the market value of the common shares of the Corporation.

Summary Compensation Table

The table below sets forth the annual compensation paid by the Corporation during the years ended December 31, 2021, 2020, and 2019 (expressed in U.S. dollars) to our CEO, CFO, and our next three most highly-compensated executive officers (our “Named Executive Officers”) during the year ended December 31, 2021.

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option-Awards(4) ($)	Nonequity Incentive Plan Compensation(5) ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(6) ($)	Total(7) ($)
Casey Hoyt	2021	470,000	3,250	138,822	819,729	446,500	—	23,512	1,901,813
Chief Executive Officer and Director	2020	440,577	6,342	97,713	948,471	705,000	—	21,799	2,219,902
	2019	425,000	5,650	104,977	1,038,386	318,750	—	12,332	1,905,095
Michael Moore	2021	395,000	3,250	93,336	609,492	375,250	—	51,978	1,528,306
President	2020	372,115	6,342	66,214	642,730	592,500	—	49,125	1,729,026
	2019	360,000	5,650	71,138	703,660	270,000	—	33,242	1,443,690
W. Todd Zehnder	2021	395,000	3,250	93,336	609,492	375,250	—	36,599	1,512,927
Chief Operating Officer and Director	2020	365,577	6,342	64,381	624,876	592,500	—	35,685	1,689,361
	2019	350,000	5,650	69,162	684,115	262,500	—	34,442	1,405,869
Trae Fitzgerald	2021	225,000	3,250	33,227	216,990	160,312	—	26,999	665,778
Chief Financial Officer	2020	208,654	6,342	22,990	223,169	225,000	—	26,084	712,239
	2019	200,000	5,650	24,704	244,328	112,500	—	24,842	612,024
Jerome Cambre	2021	200,000	20,125	29,533	192,880	142,500	—	26,999	612,037
Vice President of Sales	2020	180,385	43,842	19,543	189,693	200,000	—	22,638	656,101
	2019	168,846	83,150	20,998	195,462	95,625	—	24,842	588,923

(1)The amounts shown reflect the total salary amounts earned by each Named Executive Officer during the respective year. The current annual salaries for the Named Executive Officers were established by the Compensation Committee in August 2020 and are disclosed in “Narrative Disclosure to Summary Compensation Table- Employment Agreements”.

(2)The amounts shown represent a Corporation-wide active patient bonus and for Mr. Cambre, an additional sales bonus.

(3)The amounts shown represent the aggregate grant date fair value of restricted stock awards and Phantom Share Plan awards computed at the date of the grant using the closing stock price on the date of the grant in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in “Note 7 - Shareholders’ Equity” to our audited financial statements for the fiscal years ended December 31, 2021 and 2020 included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC and on SEDAR on March 7, 2022.

(4)The amounts shown represent the aggregate grant date fair value for option awards computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in “Note 7 - Shareholders’ Equity” to our audited financial statements for the fiscal years ended December 31, 2021 and 2020 included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC and on SEDAR on March 7, 2022.

(5)Reflects compensation under the Cash Bonus Plan (as defined below). None of the Named Executive Officers received compensation from a non-equity incentive plan related to a period longer than one year.

(6)Amounts paid in 2021 to each Named Executive Officer represent $11,600 in matching contributions made by the Corporation under its 401(k) plan for each of Mr. Moore, Mr. Zehnder, Mr. Fitzgerald, and Mr. Cambre, $14,120 in medical insurance premiums for each of Mr. Moore, Mr. Zehnder, Mr. Fitzgerald, and Mr. Cambre, and $12,753 for Mr. Hoyt, $10,759 in life insurance premiums for Mr. Hoyt, $10,658 for Mr. Moore, $79 for each Mr. Zehnder and Mr. Fitzgerald and Mr. Cambre, $14,400 in auto allowances for Mr. Moore and $9,600 for Mr. Zehnder, and $1,200 in cell phone allowance for each of Mr. Moore, Mr. Zehnder, Mr. Fitzgerald, and Mr. Cambre.

(7)None of the Named Executive Officers received any compensation related to a defined benefit or defined contribution plan.

Narrative Disclosure to Summary Compensation Table

Base Salary. Base salaries are generally set at levels deemed necessary to attract and retain individuals with superior talent commensurate with their relative expertise and experience, and are set taking into consideration the executive officer’s personal performance and seniority, comparability within industry norms, and contribution to the Corporation’s growth and profitability. The Corporation believes that a competitive base salary is an imperative element of any compensation program that is designed to attract talented and experienced executives. While there is no official set of benchmarks that the Corporation relies on, the Corporation makes itself aware of, and is cognizant of, how comparable issuers in its business compensate their executives. The Corporation's peer group in connection with salary compensation consists of sampling of other similar sized healthcare companies that are reporting issuers (or the equivalent) in Canada and the United States. The base salary for each executive officer is reviewed and established annually.

Share-Based and Option Awards. An important part of our compensation program is to offer the opportunity and incentive for executives and staff to own common shares of the Corporation. We believe that ownership of common shares of the Corporation will align the interests of executives and future staff with the interests of the Corporation's shareholders. Share-based and option-based awards are not granted on a regular schedule but rather as the compensation is reviewed by the Compensation Committee from time to time. When reviewing awards, consideration is given to the total compensation package of the executives and staff and a weighting of appropriate incentives groupings at the senior, mid and junior levels of the staff including past grants. At the time of any award, consideration is also given to the available pool remaining for new positions being contemplated by the Corporation. We have adopted an LTIP. See below under “Incentive Plans” for a summary of our LTIP.

Bonus Framework. We have adopted a Cash Bonus Plan and a Phantom Share Plan. See below under “Incentive Plans” for a summary of our Cash Bonus Plan and our Phantom Share Plan.

Retirement Benefits. We do not currently maintain a defined benefit pension plan or a nonqualified deferred compensation plan providing for retirement benefits to our Named Executive Officers. Certain of our Named Executive Officers currently participate in our 401(k) plan and are eligible for matching of up to 4%.

Group Benefits. We offer a group benefits plan, which includes medical benefits and a matching (up to 4%) 401(k) plan. The group benefits plan is available to all full-time employees who choose to enroll, including officers of the Corporation.

Perquisites and Personal Benefits. While the Corporation reimburses its Named Executive Officers for expenses incurred in the course of performing their duties as executive officers of the Corporation, it did not provide any compensation that would be considered a perquisite or personal benefit to its Named Executive Officers, other than auto allowances of $14,400 a year for Mr. Moore and $9,600 a year for Mr. Zehnder and a $1,200 cell phone allowance a year for Mr. Moore, Mr. Zehnder, Mr. Fitzgerald, and Mr. Cambre.

Employment Agreements

Effective June 3, 2019, we entered into “at will” executive employment agreements with our Named Executive Officers, Casey Hoyt, Michael Moore, W. Todd Zehnder, Trae Fitzgerald, and Jerome Cambre. Under the terms of the agreements, the Compensation Committee has established annual base salaries of $470,000, $395,000, $395,000, $225,000, and $200,000 for Messrs. Hoyt, Moore, Zehnder, Fitzgerald, and Cambre, respectively. The agreements also provide that the executives are eligible to earn a discretionary annual cash bonus with a target bonus amount equal to 100% of annual base salary and a maximum bonus amount equal to 150% of annual base salary pursuant to the terms of the Cash Bonus Plan. The executives are also eligible to participate in any benefit plans that may be offered from time to time by us to similarly situated employees generally, subject to satisfaction of the applicable eligibility provisions.

In the event the executive’s employment is terminated by us without “cause” or by the executive for “good reason,” the executive will receive, subject to certain conditions, (i) severance equal to his annual base salary, payable in installments, for 12 months following the date of termination (the “Severance Period”), (ii) an amount equal to the unpaid bonus (if any) that the executive would have earned under the Cash Bonus Plan and (iii) payment of the employer portion of the premiums required to continue the executive’s group health care coverage under the applicable provisions of COBRA, until the earliest of (A) the end of the Severance Period, (B) the expiration of the executive’s eligibility for the continuation coverage under COBRA, or (C) the date when the executive becomes eligible for substantially equivalent health insurance coverage in connection with new employment. In the event the executive’s employment is terminated by us without “cause” or by the executive for “good reason” within 12 months of a change in control (as defined under the Cash Bonus Plan), the executive will receive, subject to certain conditions, the same benefits described in the previous sentence, except that the Severance Period will be increased to 24 months and the bonus will instead be payable at the target bonus amount.

In addition, each agreement prohibits the executive from competing with the Corporation or soliciting its employees, or customers during his employment and for two years after termination of the agreement for any reason, subject to certain exceptions.

Outstanding Equity Awards at Fiscal Year-End 2021

The following table sets forth all awards outstanding for the Named Executive Officers as of December 31, 2021:

	Option-Based Awards					Stock Awards
		Number of Securities Underlying Unexercised Options (#)					Number of Shares or Units of Stock that have not Vested (#)		Market Value of Shares or Units of Stock that have not Vested(11) ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or pay out value of unearned shares, units or other rights that have not vested ($)
Name	Grant Date	Exercisable	Unexercisable	Option Exercise Price ($)	Option Expiration Date	Grant Date
Casey Hoyt Chief Executive Officer and Director	1/4/2018	134,166(1)	—(1)	1.81	1/4/2028	5/9/2019	5,684(6)		29,670	—	—
	1/17/2019	203,868(1)	101,934(1)(7)	4.13	1/17/2029	5/9/2020	9,240(9)		48,233
	1/17/2020	77,067(1)	154,134(1)(8)	5.70	1/17/2030	5/9/2021	14,506(10)		75,721
	1/21/2021	—	162,178 (12)	8.57	1/21/2031
Michael Moore President	1/4/2018	130,539(2)	—(2)	1.81	1/4/2028	5/9/2019	3,852(6)		20,107	—	—
	1/17/2019	138,151(2)	69,075(2)(7)	4.13	1/17/2029	5/9/2020	6,261(9)		32,682
	1/17/2020	52,224(2)	104,449(2)(8)	5.70	1/17/2030	5/9/2021	9,753(10)		50,911
	1/21/2021	—	120,584 (12)	8.57	1/21/2031
W. Todd Zehnder Chief Operating Officer and Director	1/4/2018	126,913(3)	—(3)	1.81	1/4/2028	5/9/2019	3,745(6)		19,549	—	—
	1/17/2019	134,314(3)	67,156(3)(7)	4.13	1/17/2029	5/9/2020	6,088(9)		31,779
	1/17/2020	50,774(3)	101,547(3)(8)	5.70	1/17/2030	5/9/2021	9,753(10)		50,911
	1/21/2021	—	120,584 (12)	8.57	1/21/2031
Trae Fitzgerald Chief Financial Officer	1/4/2018	27,075(4)	—(4)	1.81	1/4/2028	5/9/2019	1,337(6)		6,979	—	—
	1/17/2019	47,970(4)	23,984(4)(7)	4.13	1/17/2029	5/9/2020	2,174(9)		11,348
	1/17/2020	18,133(4)	36,267(4)(8)	5.70	1/17/2030	5/9/2021	3,472(10)		18,124
	1/21/2021	—	42,930 (12)	8.57	1/21/2031
Jerome Cambre Vice President of Sales	1/4/2018	27,075(5)	—(5)	1.81	1/4/2028	5/9/2019	1,137(6)		5,935	—	—
	1/17/2019	38,376(5)	19,187(5)(7)	4.13	1/17/2029	5/9/2020	1,848(9)	9	9,647
	1/17/2020	15,413(5)	30,827(5)(8)	5.70	1/17/2030	5/9/2021	3,086(10)	10	16,109
	1/21/2021	—	38,160 (12)	8.57	1/21/2031			11

(1)The aggregate intrinsic value of options for 2018, 2019, 2020, and 2021 awards is $457,506, $333,324, $0, and $0 , respectively. Aggregate intrinsic value is based on the last closing price of the common shares on the NASDAQ for the year ended December 31, 2021 ($5.22 on December 31, 2021).

(2)The aggregate intrinsic value of options for 2018, 2019, 2020, and 2021 awards is $445,138, $225,876, $0 and $0, respectively. Aggregate instrinsic value is based on the last closing price of the common shares on the NASDAQ for the year ended December 31, 2021 ($5.22 on December 31, 2021).

(3)The aggregate intrinsic value of options for 2018, 2019, 2020, and 2021 awards is $432,773, $219,602, $0, and $0, respectively. Aggregate intrinsic value is based on the last closing price of the common shares on the NASDAQ for the year ended December 31, 2021 ($5.22 on December 31, 2021).

(4)The aggregate intrinsic value of options for 2018, 2019, 2020, and 2021 awards is $92,326, $78,430, $0, and $0, respectively. Aggregate instrinsic value is based on the last closing price of the common shares on the NASDAQ for the year ended December 31, 2021 ($5.22 on December 31, 2021).

(5)The aggregate intrinsic value of options for 2018, 2019, 2020, and 2021 awards is $92,326, $62,744, $0, and $0, respectively. Aggregate intrinsic value is based on the last closing price of the common shares on the NASDAQ for the year ended December 31, 2021 ($5.22 on December 31, 2021).

(6)These awards will vest on May 9, 2022.

(7)These awards will vest in two equal installments on January 17, 2022 and January 17, 2023.

(8)These awards will vest in three equal installments on January 17, 2022, January 17, 2023, and January 17, 2024.

(9)These awards will vest in two equal installments on May 9, 2022 and May 9, 2023.

(10)These awards will vest in three equal installments on May 9, 2022, May 9, 2023, and May 9, 2024.

(11)Aggregate value is calculated based on the last closing price of the common shares on the NASDAQ for the year ended December 31, 2021 ($5.22 on December 31, 2021).

(12)These awards will vest in three equal installments on January 21, 2022, January 21, 2023, and January 21, 2024.

Incentive Plan Awards - Value Vested or Earned During the Year

The following table sets forth the value of all incentive plan awards vested or earned for the Named Executive Officers during the year ended December 31, 2021:

Name	Option-based awards - Value vested during the year(1) ($)	Share-based awards - Value vested during the year(2) ($)	Non-equity incentive plan compensation - Value earned during the year(3) ($)
Casey Hoyt	$915,697	$1,471,670	$446,500
Trae Fitzgerald	$206,397	$385,584	$160,312
Michael Moore	$700,422	$1,402,779	$375,250
W. Todd Zehnder	$680,969	$1,363,816	$375,250
Jerome Cambre	$178,495	$382,100	$142,500

(1)Aggregate intrinsic value is calculated based the closing price of the common shares on the NASDAQ on the date they vest. For presentation purposes, stock options issued with a CAD exercise price have been translated to USD based on the prevailing exchange rate on the date of grant.

(2)Aggregate value is calculated based on the closing price of the common shares on the NASDAQ on the date the awards vest.

(3)Reflects compensation under the Cash Bonus Plan (as previously defined and also included in Summary Compensation Table). None of the Named Executive Officers received compensation from a non-equity incentive plan related to a period longer than one year.

Incentive Plans

Cash Bonus Plan

Effective December 28, 2017, Viemed, Inc., our wholly owned subsidiary, adopted an annual discretionary cash bonus plan (the “Cash Bonus Plan”). The purpose of the Cash Bonus Plan is to attract, motivate and retain executive management, officers and other employees by providing a financial incentive for employment with the Corporation and its divisions and subsidiaries and rewarding them for performance in line with increasing the value of the Corporation and its divisions and subsidiaries based on a review of objective standards and subjective elements determined by the Compensation Committee.

The Compensation Committee is responsible for determining those officers and other employees of the Corporation who will participate in the Cash Bonus Plan for a particular calendar year (a “Plan Year”), and categorizing participants at different levels within the Corporation in accordance with the Cash Bonus Plan and their potential bonus as a percentage of their salary (the “Bonus Amount”). Such determinations are made on an annual basis prior to or within 90 days of the beginning of the Plan Year or within 60 days of hire for a newly hired participant.

The Compensation Committee determines the criteria, the weight to be given to each criterion, the minimum and maximum thresholds, if any, and other factors utilized by the Compensation Committee in determining whether participants will be eligible to receive Bonus Amounts that are target and maximum or any amount in-between based on the annual performance of the Corporation. Cash bonuses are awarded, in large part, when performance meets or exceeds certain objective benchmarks, but the Compensation Committee reserves the ability to determine Bonus Amounts based on discretionary, subjective factors as well. Performance criteria under the Cash Bonus Plan include Adjusted EBITDA and other financial and operational goals (which goals are weighted at 70%) such as revenue, business line growth, and number of patients, and corporate goals (which goals are weighted at 30%) such as capital deployment opportunities, technological capabilities, internal leadership and communications, corporate governance, and staffing levels. The Compensation Committee of the Board will determine the total annual cash bonus actually awarded to a participant after taking into consideration the foregoing, but retains sole discretion to determine the amount of the actual awarded amount. The Compensation Committee, in its sole discretion, may add additional criterion in order to measure the overall performance of the Corporation for the purposes of making awards under the Cash Bonus Plan.

Notwithstanding the achievement of the criteria, except after a Change in Control (as more specifically set out in the Cash Bonus Plan), the Compensation Committee may determine in its sole discretion to pay only a portion or pay no Bonus Amount for a Plan Year, including, but not limited to, if, in the sole discretion of the Compensation Committee, the financial health of the Corporation or business conditions do not warrant the payment of any Bonus Amounts. Actual awarded amounts will be paid in a cash lump sum as soon as possible after such awards are determined by the Compensation Committee after the end of the Plan Year but not later than 2.5 months after the end of the applicable Plan Year.

Phantom Share Plan

On April 3, 2018, Viemed, Inc., our wholly owned subsidiary, adopted a phantom share plan (the “Phantom Share Plan”) for the purpose of furthering long-term growth in earnings by offering long-term incentives to key employees of the Corporation in the form of phantom shares (“Phantom Shares”).

The Phantom Share Plan is administered by the Compensation Committee. The Compensation Committee has the power to: select the employees to be granted awards of Phantom Shares under the Phantom Share Plan (each a “Phantom Award” and collectively, “Phantom Awards”); determine the number of Phantom Shares to be granted to each employee selected; determine the time or times when Phantom Shares will be granted; determine that all participants shall be of a single class or to divide participants into different classes; determine the time or times, and the conditions, subject to which any Phantom Awards may become payable; and determine all other terms and conditions of Phantom Awards including accelerating or modifying a Phantom Award. The Compensation Committee also has the sole authority to interpret and construe the terms of the Phantom Share Plan, establish and revise rules and regulations relating thereto, and make any other determinations that it believes necessary or advisable for the administration of the Phantom Share Plan. The Compensation Committee retains the complete power and authority to terminate or amend the Phantom Share Plan at any time in writing in its sole discretion and make payments under the Phantom Share Plan.

No employee or other person has any right to be granted a Phantom Award. A Phantom Award of Phantom Shares does not entitle the participant to hold or exercise any voting rights, rights to dividends or any other rights of a shareholder of the Corporation or any affiliate of the Corporation.

In the Compensation Committee’s discretion, the Compensation Committee may grant Phantom Shares to a participant (i) that are immediately fully vested, or (ii) subject to a vesting schedule or a performance event as specified in the participant’s Phantom Award (a “Vesting Event”). Phantom Awards of Phantom Shares are credited to an account (an “Account”) to be maintained for each participant. A participant only has a right to any part of his or her Phantom Shares to the extent that (i) a participant’s interest in such Phantom Shares has vested (in accordance with the applicable Phantom Award), and (ii) the rights to such Phantom Shares have not otherwise been forfeited by the participant pursuant to the terms of the Phantom Share Plan or the applicable Phantom Award. Payments with respect to Phantom Shares that have vested as specifically provided in the Phantom Award will be made in a lump sum within 60 days of the Vesting Event in cash. No participant has any right to receive payment for any part of his or her unpaid Phantom Shares (vested and unvested) if the participant’s employment or other service with the Corporation is terminated for cause.

The total cash amount to be paid in the aggregate to a participant upon a Vesting Event is the value of the vested Phantom Shares in the participant’s Account on the date of the Vesting Event giving rise to the obligation to make payment calculated in accordance with the Phantom Share Plan. The value of one Phantom Share will be equal to the fair market value of a common share on the date of a Vesting Event as defined in the participant’s Phantom Award.

LTIP

On May 3, 2020, the Board approved the 2020 Long Term Incentive Plan of the Corporation (the “LTIP”) which became effective on June 10, 2020 upon shareholder approval, pursuant to which it is able to issue share-based long-term incentives. All directors, officers, employees and consultants of the Corporation and/or its affiliates (“Participants”) are eligible to receive awards under the LTIP, subject to the terms of the LTIP. Awards include Common Share purchase options (“Options”), restricted stock (“Restricted Stock”), stock appreciation rights (“Stock Appreciation Rights”), performance awards (“Performance Awards”) or other stock-based awards, including restricted stock units (“RSUs”) and Dividends and Dividend Equivalents (as defined below) (collectively, the “Awards”), under the LTIP. Upon the LTIP becoming effective, no future awards or grants have or will be made under the Corporation’s “fixed” stock option plan (the “2018 Option Plan”) and the restricted share unit and deferred share unit plan of the Corporation (the “2018 RSU/DSU Plan”), both of which were approved at the annual and special meeting of the shareholders of the Corporation on July 17, 2018.

The maximum number of Common Shares that shall be available for Awards and issuance under the LTIP and that may be reserved for issuance, at any time, under the LTIP and under any other security based compensation arrangements adopted by the Corporation, including the 2018 Option Plan and the 2018 RSU/DSU Plan, shall not exceed 7,758,211 Common Shares. The maximum amount of the foregoing Common Shares that may be awarded under the LTIP as “Incentive Stock Options” (as defined in the LTIP), is 2,600,000 Common Shares.

A summary and copy of the LTIP is included in the Corporation’s management information circular dated May 3, 2020 as filed on SEDAR on June 11, 2020 and as Exhibit 10.22 to the Corporation’s most recent Annual Report on Form 10-K filed on EDGAR on March 7, 2022.

Potential Payments upon Termination or Change in Control

Under the Cash Bonus Plan, if a Named Executive Officer’s employment is terminated by the Corporation without cause or the Named Executive Officer resigns for good reason on or after the date of a change in control and prior to the payment of the cash bonus amount for the plan year in which the change of control occurs, then such Named Executive Officer will be entitled to a cash bonus amount, to be paid within 30 days of the termination of employment, equal to the pro rata portion of a target bonus determined as if all applicable measures for the target bonus amount had been achieved. Additionally, upon the occurrence of a change of control, each Named Executive Officer shall be entitled to receive any unpaid cash bonus amount that has been determined payable under the Cash Bonus Plan for any prior year. The payout amount that would have been made to the Named Executive Officers upon termination in the events noted in the preceding paragraph, if such events were to have occurred on December 31, 2021 are: Casey Hoyt ($705,000), Michael Moore ($592,500), W. Todd Zehnder ($592,500), Trae Fitzgerald ($225,000), Jerome Cambre ($200,000).

In the event of a change of control, all Phantom Shares held by Named Executive Officers awarded under the Phantom Share Plan will automatically vest, which will trigger payment to such Named Executive Officer in a lump sum within 60 days of the change in control in cash with respect to the vested Phantom Shares. Phantom Awards of Phantom Shares made to Named Executive Officers will automatically vest on the date of a termination resulting from the death or disability of such Named Executive Officer.

In the event that a Named Executive Officer ceases to be an eligible person under the 2018 RSU/DSU Plan as a result of the retirement, death or total disability of the Named Executive Officer, all unvested RSUs held by such Named Executive Officer at that time will automatically vest, without further action. Additionally, all RSUs held by a Named Executive Officer will automatically vest without further action in the event of a termination of the Named Executive Officer by the Corporation without cause or a termination of the Named Executive Officer or the Named Executive Officer’s resignation resulting from a material reduction or change in position, duties or remuneration of the Named Executive Officer at any time within 12 months after the occurrence of a change of control of the Corporation. The market or payout value of share based awards that have not vested as disclosed in the above table titled “Outstanding Equity Awards at Fiscal Year-End 2021” shows the incremental payments that would be made to the Named Executive Officers upon termination in the events noted in the preceding paragraph, if such events were to have occurred on December 31, 2021.

Under the LTIP, if a Named Executive Officer’s employment is terminated as a result of death or disability, the unvested portion of any Award shall be forfeited and terminated and the vested portion of an Option may be exercised by the Named Executive Officer (or such officer’s guardian or legal representative or estate) for a period of three (3) months after the date of termination due to disability or one (1) year after the date of termination due to death, respectively, but in any event no later than the original Option expiry date. Upon a termination of service after a change of control, (i) the vested portion of the Option, to the extent unexercised and exercisable on the date of termination, may be exercised by the Named Executive Officer (or such officer’s guardian or legal representative) at any time prior to the expiration of three (3) months after the date of termination without cause, but in any event no later than the original Option expiry date, and (ii) the exercisability and vesting of the Option or other Award and any shares acquired upon the exercise thereof may otherwise be accelerated effective as of the date of termination, subject to the terms of the LTIP. The effect of a termination for cause shall be specified in the applicable Award agreement. Upon termination for any other reason (including retirement), any Award or Option, to the extent unvested shall be forfeited by the Named Executive Officer on the date of termination, and any vested Option may be exercised by the Named Executive Officer at any time prior to the expiration of three (3) months after the date of termination, but in any event no later than the original Option expiry date. The Corporation may also, at its option, provide for the assumption of the LTIP and all outstanding Awards thereunder by the surviving entity in a change of control transaction.

Under their employment agreements, in the event the employment of any of Messrs. Hoyt, Moore, Zehnder, Fitzgerald, and Cambre is terminated by us without “cause” or by the executive for “good reason,” such terminated officer will receive, subject to certain conditions, (i) severance equal to his annual base salary, payable in installments, for 12 months following the date of termination (the “Severance Period”), (ii) an amount equal to the unpaid bonus (if any) that the terminated officer would have earned under the Cash Bonus Plan and (iii) payment of the employer portion of the premiums required to continue the terminated officer’s group health care coverage under the applicable provisions of COBRA, until the earliest of (A) the end of the Severance Period, (B) the expiration of the terminated officer’s eligibility for the continuation coverage under COBRA, or (C) the date when the terminated officer becomes eligible for substantially equivalent health insurance coverage in connection with new employment. In the event the employment of any of Messrs. Hoyt, Moore, Zehnder, Fitzgerald, and Cambre is terminated by us without “cause” or by such officer for “good reason” within 12 months of a change in control (as defined under the Cash Bonus Plan), the terminated officer will receive, subject to certain conditions, the same benefits described in the previous sentence, except that the Severance Period will be increased to 24 months and the bonus will instead be payable at the target bonus amount.

In the event that a Named Executive Officer ceases to be employed by the Corporation as a result of the death, disability or termination without cause of such Named Executive Officer, the Board may, in its discretion, resolve that all unvested options held by such Named Executive Officer under the 2018 Option Plan shall automatically vest in full. In the event of certain change of control transactions, the Corporation may, at its option, permit a Named Executive Officer holding options under the 2018 Option Plan to exercise such options in advance of the change of control transaction. The Corporation may also, at its option, provide for the assumption of the 2018 Option Plan and all outstanding options thereunder by the surviving entity in a change of control transaction.

Compensation of Directors

The following table sets forth all compensation provided to each of the directors of the Corporation during the year ended December 31, 2021 (other than a director who is a Named Executive Officer, whose disclosure with respect to compensation is set out above):

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Option Awards(3)(4) ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Nitin Kaushal	2021	$107,000	$84,076	$—	$—	$—	$—	$191,076
Randy Dobbs	2021	$111,625	$98,916	$—	$—	$—	$—	$210,541
Timothy Smokoff	2021	$104,000	$84,076	$—	$—	$—	$—	$188,076
Bruce Greenstein	2021	$104,625	$84,076	$—	$—	$—	$—	$188,701
William Frazier(5)	2021	$—	$84,076	$—	$40,375	$—	$—	$124,451
Sabrina Heltz	2021	$96,000	$84,076	$—	$—	$—	$—	$180,076

(1)The amounts shown represent the aggregate grant date fair value of restricted stock award computed at the date of the grant using the closing stock price on the date of the grant in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in “Note 7 - Shareholders’ Equity” to our audited financial statements for the fiscal years ended December 31, 2021 and 2020 included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC and on SEDAR on March 7, 2022.

(2)As of December 31, 2021, Mr. Kaushal had 13,178 RSUs outstanding, Mr. Dobbs had 15,504 RSUs outstanding, Mr. Smokoff had 13,178 RSUs outstanding, Mr. Greenstein had 13,178 RSUs outstanding, and Dr. Frazier had 13,178 RSUs outstanding, which will vest on August 19, 2021. Ms. Heltz had 13,178 RSUs outstanding, which will vest on November 4, 2021.

(3)The amounts shown represent the aggregate grant date fair value for option awards computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in “Note 7 - Shareholders’ Equity” to our audited financial statements for the fiscal years ended December 31, 2021 and 2020 included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC and on SEDAR on March 7, 2022.

(4)As of December 31, 2021, Mr. Kaushal had 182,087 options outstanding, Mr. Dobbs had 36,261 options outstanding, Mr. Smokoff had 36,261 options outstanding and Dr. Frazier had 36,261 options outstanding. Mr. Greenstein and Ms. Heltz had no options outstanding.

(5)As an employee of the Corporation, Dr. Frazier does not receive any compensation for his service as a director of the Corporation. During 2021, Dr. Frazier received compensation under the Cash Bonus Plan (as previously defined and also included in Summary Compensation Table) for non-director services related to his role as Chief Medical Officer.

Independent directors of the Corporation receive a cash fee equal to $82,000 per year. In addition, the Chairman of the Board receives a $15,000 cash fee each year.

Each independent director of the Corporation that serves on a committee will receive an annual fee as follows:

Committee	Chairman Fee	Non-Chairman Member Fee
Audit	$25,000	$7,625
Compensation	$15,000	$7,000
Corporate Governance and Nominating	$15,000	$7,000

In order to align their interests with those of the Corporation, independent directors are also eligible to receive awards under the LTIP in an amount up to a deemed value equal to a maximum of $85,000 per year. In addition, the Chair of the Board is eligible to receive awards up to a deemed value equal to $15,000 per year. Under the terms of the Non-Employee Directors Deferred Compensation Plan, independent directors may elect to defer, on a grant-by-grant basis, the receipt of all or a portion of the shares of stock that he or she will be entitled to receive upon vesting of his or her award.

Independent directors do not receive meeting fees but are reimbursed for travel and miscellaneous expenses to attend meeting and activities of the Board or its committees.

Outstanding Share-Based Awards and Option-Based Awards

The following table sets forth all awards outstanding for each of the directors of the Corporation (other than a Named Executive Officer, whose disclosure with respect to incentive plan awards is set out above) as of December 31, 2021:

	Option-Based Awards				Share-Based Awards
Name	Number of securities underlying unexercised options (#)	Option exercise price(1) ($)	Option expiration date	Value of unexercised in-the-money options(2) ($)	Number of shares or units of shares that have not vested ($)	Market or payout value of share based awards that have not vested(3) ($)
Nitin Kaushal	120,000	$2.50	12/1/2024	$326,400
	50,000	$6.63	7/28/2025	$—
	12,087	$1.81	1/4/2028	$41,217	13,178	$68,789
Randy Dobbs	36,261	$1.81	1/4/2028	$123,650	15,504	$80,931
Timothy Smokoff	36,261	$1.81	1/4/2028	$123,650	13,178	$68,789
Bruce Greenstein	Nil	N/A	N/A	N/A	13,178	$68,789
Dr. William Frazier	36,261	$1.81	1/4/2028	$123,650	13,178	$68,789
Sabrina Heltz	Nil	N/A	N/A	N/A	13,178	$68,789

(1)For presentation purposes, stock options issued with a CAD exercise price have been translated to USD based on the prevailing exchange rate on the date of grant.

(2)Aggregate intrinsic value is calculated based on the last closing price of the common shares on the NASDAQ in the fiscal year ended December 31, 2021 ($5.22 on December 31, 2021).

(3)Aggregate value is calculated based on the last closing price of the common shares on the NASDAQ in the fiscal year ended December 31, 2021 ($5.22 on December 31, 2021).

Incentive Plan Awards - Value Vested or Earned During the Year

The following table sets forth the value of all incentive plan awards vested or earned for each director of the Corporation during the fiscal year ended December 31, 2021 (other than a Named Executive Officer, whose disclosure with respect to incentive plan awards is set out above):

Name	Option-based awards - Value vested during the year(1) ($)	Share-based awards - Value vested during the year(2) ($)	Non-equity incentive plan compensation - Value earned during the year(3) ($)
Nitin Kaushal	$73,126	$72,989	N/A
Randy Dobbs	$73,126	$81,898	N/A
Timothy Smokoff	$73,126	$72,989	N/A
Bruce Greenstein	N/A	$50,480	N/A
Dr. William Frazier	$73,126	$72,989	$40,375
Sabrina Heltz	N/A	$56,669	N/A

(1)Aggregate intrinsic value is calculated based on the closing price of the common shares on the NASDAQ on the date they vest. For presentation purposes, stock options issued with a CAD exercise price have been translated to USD based on the prevailing exchange rate on the date of grant.

(2)Aggregate value is calculated based on the closing price of the common shares on the NASDAQ on the date they vest.

(3) During 2021, Dr. Frazier received compensation under the Cash Bonus Plan (as previously defined and also included in Compensation of Directors Table) for non-director services related to his role as Chief Medical Officer. As an employee of the Corporation, Dr. Frazier does not receive any compensation for his service as a director of the Corporation.

13.    SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information as of December 31, 2021 regarding the number of Common Shares to be issued pursuant to equity compensation plans of the Corporation and the weighted-average exercise price of said securities:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	4,027,738(1)	$5.21(2)	2,699,823(3)
Equity compensation plans not approved by securityholders	—	—	—
Total	4,027,738(1)(2)	$5.21(2)	2,699,823(3)

(1)These securities were granted under the LTIP, 2018 Option Plan and the 2018 RSU/DSU Plan. Includes 3,821,982 options and 205,756 RSUs.

(2)Represents the weighted-average exercise price of outstanding stock options. Does not take into account the outstanding RSUs which, when settled, will be settled in common shares on a one-for-one basis at no additional cost.

(3)These securities are available for future awards under the LTIP. The maximum number of common shares that are available for awards under the LTIP and under any other security based compensation arrangements adopted by the Company, may not exceed 7,758,211 shares (equal to 20% of the issued and outstanding common shares of the Corporation on the Effective Date). No further awards are authorized for grant under the 2018 Option Plan and the 2018 RSU/DSU Plan.

14.    INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the directors, the proposed nominees for election as director, the executive officers of the Corporation, or any of their respective associates or affiliates is or has been, during the year ended December 31, 2021, indebted to the Corporation or any of its subsidiaries in respect of loans, advances or guarantees of indebtedness.

15.    DIRECTOR AND OFFICER INSURANCE

The Corporation’s current directors’ and officers’ insurance policies provide for aggregate coverage of $22,500,000. The policies protect the Corporation’s directors and officers against liability incurred by them while acting in their capacities as directors and officers of the Corporation and its subsidiaries. The Corporation’s cost for these policies is approximately $938,000 annually.

16.    INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

None of the informed persons (as such term is defined in NI 51-102) of the Corporation, any proposed director of the Corporation, or any associate or affiliate of any informed person or proposed director, has had any material interest, direct or indirect, in any transaction of the Corporation since the commencement of the Corporation’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Corporation or any of its subsidiaries.

17.    REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PARTIES

The Board has recognized that transactions between the Corporation and certain related persons present a heightened risk of conflicts of interest. To ensure that the Corporation acts in the best interests of its stockholders, the Board has delegated the review and approval of related party transactions to the Audit Committee in accordance with the Audit Committee Charter. After its review, the Audit Committee will only approve or ratify transactions that are fair to the Corporation and not inconsistent with the best interests of the Corporation and its stockholders.

On August 1, 2015, the Company entered into ten-year triple net lease agreements for its former principal executive office at 202 N. Luke Street, Lafayette, Louisiana 70506 (collectively, the “Executive Office Lease”) with a rental company affiliated with the Company’s Chief Executive Officer, Casey Hoyt, and President, Michael Moore. Rental payments under the Executive Office Lease were $20,000 per month, plus taxes, utilities and maintenance. Total rental payments for the use of the Executive Office Lease were $201,000 for the year ended December 31, 2021 and $237,000 for the year ended December 31, 2020. On October 1, 2021, the Company acquired the properties for $2.8 million following approval by the Board of Directors. The acquisition of these previously leased properties was funded by cash on hand and resulted in no incremental debt.

Other than the Executive Office Lease and acquisition of related properties, since the beginning of the year ended December 31, 2020, there have not been, nor are there currently proposed, any transaction or series of similar transactions to which the Corporation was or is a party in which the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year end 2021 and 2020 and in which any of the Corporation’s directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

18.    DELINQUENT SECTION 16(A) REPORTS

We are not aware of any late or delinquent filings under Section 16(a) of the Securities Exchange Act of 1934, except for an omitted holding item on the Form 3 for Ms. Sabrina Heltz filed in December 2021 due to an administrative oversight.

19.    MANAGEMENT CONTRACTS

There are no management functions of the Corporation which are to any substantial degree performed by a person or a company other than the directors or executive officers of the Corporation.

20    SHAREHOLDER PROPOSALS

Under the Exchange Act, the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for an annual meeting of the Corporation is calculated in accordance with Rule 14a-8(e) of Regulation 14A to the Exchange Act. If the proposal is submitted for a regularly scheduled annual meeting, the proposal must be received at the Corporation’s principal executive offices not less than 120 calendar days before the anniversary date of the Corporation’s management information and proxy circular released to the shareholders in connection with the previous year’s annual meeting. However, if the Corporation did not hold an annual meeting the previous year, or if the date of the current year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Corporation begins to print and mail its proxy materials. Accordingly, unless the date of the next annual meeting is changed by more than 30 days from the date of this year’s meeting the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for the next annual meeting of the Corporation will be December 30, 2022. If a shareholder proposal is not submitted to the Corporation by December 30, 2022, the Corporation may still grant discretionary proxy authority to vote on a shareholder proposal, if such proposal is received by the Corporation by March 9, 2023 in accordance with Rule 14a-4(c)(1) of Regulation 14A of the Exchange Act.

In addition, there are (i) certain requirements relating to shareholder proposals contained in the BCBCA; and (ii) certain requirements relating to the nomination of directors contained the Articles of the Corporation. If any person entitled to vote at an annual meeting of the Corporation’s shareholders wishes to propose any matter for consideration at the next annual meeting, in order for such proposal to be considered for inclusion in the materials made available to shareholders in respect of such meeting, such proposal must be received by the Corporation at its registered office at least three months before the anniversary date of the current year’s annual meeting. Accordingly, based on the date of this year’s meeting, the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for the next annual meeting of the Corporation will be March 9, 2023. In addition, such person must meet the definition of a “qualified shareholder” and otherwise comply with the requirements for shareholder proposals set out in sections 187 to 191 of the BCBCA.

In addition, the Corporation’s Articles contain an advance notice requirement for director nominations (the “Advance Notice Provisions”) which require that advance notice be provided to the Corporation in circumstances where nominations of persons for election to the Board are made by shareholders of the Corporation other than pursuant to: (i) a requisition of a meeting of shareholders made pursuant to the provisions of the BCBCA; or (ii) a shareholder proposal made pursuant to the provisions of the BCBCA. Shareholders who wish to nominate candidates for election as directors must provide timely notice in writing to the Corporation at 625 E. Kaliste Saloom Rd., Lafayette, Louisiana 70508, Attn: Corporate Secretary. The notice must be given not less than 30 days and no more than 65 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is to be held on a date that is less than 40 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be given not later than the close of business on the 10th day following such public announcement. In the case of a special meeting of shareholders (which is not also an annual meeting) called for the purpose of electing directors, notice must be given not later than the close of business on the 15th day following the day on which the announcement in respect of such meeting was made. The Advance Notice Provisions also prescribe the proper written form for the notice. The Board may, in its sole discretion, waive any requirement of the Advance Notice Provisions. The foregoing description of the Advance Notice Provisions is intended as a summary only and does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the Articles, which contain the full text of the Advance Notice Provisions, and which are available on SEDAR at www.sedar.com and EDGAR at www.sec.gov/edgar.shtml.

21.    SHAREHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and Intermediaries to satisfy the delivery requirements for shareholder meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A number of brokers with account holders who are shareholders of the Corporation will be “householding” the Corporation’s proxy materials. A single set of meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of shareholder meeting materials, please notify your broker or the Corporation. Direct your written request to 625 E. Kaliste Saloom Rd., Lafayette, Louisiana 70508, Attn: Corporate Secretary. Shareholders who currently receive multiple copies of shareholder meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

22.    PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

Other than the foregoing, management of the Corporation knows of no other matter to come before the Meeting other than those referred to in the Notice of Meeting. However, if any other matters which are not known to the management should properly come before the Meeting, the accompanying form of proxy confers discretionary authority upon the persons named therein to vote on such matters in accordance with their best judgment.

23.    ADDITIONAL INFORMATION

Additional information relating to the Corporation, including copies of the Corporation’s financial statements and Management's Discussion and Analysis, is available on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar.shtml, copies of which may be obtained from the Corporation upon request. The Corporation may require the payment of a reasonable charge if the request is made by a person who is not a shareholder of the Corporation.

DATED this 29th day of April, 2022.

BY ORDER OF THE BOARD

/s/ Casey Hoyt

CASEY HOYT
Chief Executive Officer

Schedule “A”
VIEMED HEALTHCARE, INC.
(THE “COMPANY”)
CHARTER OF THE AUDIT COMMITTEE
1. PURPOSE AND PRIMARY RESPONSIBILITY

1.1 This charter sets out the Audit Committee’s purpose, composition, member qualification, member appointment and removal, responsibilities, operations, manner of reporting to the Board of Directors (the “Board”) of the Company, annual evaluation and compliance with this charter.

1.2 The purpose of the Audit Committee is that of oversight of the Company’s accounting and financial reporting process and the audit of the Company’s financial statements on behalf of the Board. This includes oversight responsibility for financial reporting and continuous disclosure, oversight of independent audit activities, oversight of financial risk and financial management control, and oversight responsibility for compliance with tax and securities laws and regulations as well as whistle blowing procedures. The Audit Committee is also responsible for the other matters as set out in this charter and/or such other matters as may be directed by the Board from time to time. The Audit Committee should exercise continuous oversight of developments in these areas.

2. MEMBERSHIP

2.1 Each member of the Audit Committee shall be independent in accordance with the requirements of National Instrument 52-110 – Audit Committees (“NI 52-110”), Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and The NASDAQ Stock Market. No member of the Audit Committee can have participated in the preparation of the Company's or any of its subsidiaries' financial statements at any time during the past three years.

2.2 The Audit Committee will consist of at least three members, all of whom must be directors of the Company. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that leads to financial sophistication. At least one member of the Audit Committee must be an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K. A person who satisfies this definition of audit committee financial expert will also be presumed to have financial sophistication. Each member of the Audit Committee will also satisfy the financial literacy requirements of such exchange and of NI 52-110.

2.3 The members of the Audit Committee will be appointed annually (and from time to time thereafter to fill vacancies on the Audit Committee) by the Board. An Audit Committee member may be removed or replaced at any time, with or without cause, at the discretion of the Board and will cease to be a member of the Audit Committee on ceasing to be an independent director or on such member’s earlier resignation or death.

2.4 The Chair of the Audit Committee will be appointed by the Board.

3. AUTHORITY

3.1 In addition to all authority required to carry out the duties and responsibilities included in this charter, the Audit Committee has specific authority to:

(a) in its sole discretion, engage, set and pay the compensation for independent counsel and other advisors as it determines necessary to carry out its duties and responsibilities, and any such consultants or professional advisors so retained by the Audit Committee will report directly to the Audit Committee;

(b) communicate directly with management and any internal auditor, and with the independent auditor without management involvement; and

(c) incur ordinary administrative expenses that are necessary or appropriate in carrying out its duties, which expenses will be paid for by the Company.

The Audit Committee shall receive appropriate funding from the Company, as determined by the Audit Committee in its capacity as a committee of the Board, for the payment of compensation to the Company's independent auditor, any other accounting firm engaged to perform services for the Company, any outside counsel and any other advisors to the Audit Committee.

4. DUTIES AND RESPONSIBILITIES

4.1 The duties and responsibilities of the Audit Committee include:

(a) selecting and retaining an independent registered public accounting firm to act as the Company's independent auditor for the purpose of auditing the Company's annual financial statements, books, records, accounts and internal controls over financial reporting and terminating the Company's independent auditor, if necessary;

(b) setting the compensation of the independent auditor to be paid by the Company;

(c) selecting, retaining, compensating, overseeing and terminating, if necessary, any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

(d) reviewing the independent auditor’s annual audit plan, fee schedule and any related services proposals (including meeting with the independent auditor to discuss any deviations from or changes to the original audit plan, as well as to ensure that no management restrictions have been placed on the scope and extent of the audit examinations by the independent auditor or the reporting of their findings to the Audit Committee);

(e) overseeing the work of the independent auditor;

(f) ensuring that the independent auditor is independent by receiving a report annually from the independent auditor with respect to their independence, such report to include disclosure of all engagements (and fees related thereto) for non-audit services provided to Company; and discussing with the independent auditor this report and any relationships or services that may impact the objectivity and independence of the auditor;

(g) ensuring that the independent auditor is in good standing with the Canadian Public Accountability Board or PCAOB, as applicable, by receiving, at least annually, a report by the independent auditor on the audit firm’s internal quality control processes and procedures, such report to include any material issues raised by the most recent internal quality control review, or peer review, of the firm, or any governmental or professional authorities of the firm within the preceding five years, and any steps taken to deal with such issues;

(h) reviewing and discussing with the Company's independent auditor any other matters required to be discussed by PCAOB Auditing Standards No. 1301, Communications with Audit Committees;

(i) ensuring that the independent auditor meets the rotation requirements for partners and staff assigned to the Company’s annual audit by receiving a report annually from the independent auditor setting out the status of each professional with respect to the appropriate regulatory rotation requirements and plans to transition new partners and staff onto the audit engagement as various audit team members’ rotation periods expire;

(j) reviewing and discussing with management and the independent auditor the annual audited and quarterly unaudited financial statements and related Management Discussion and Analysis (“MD&A”), including the appropriateness of the Company’s accounting policies, disclosures (including transactions with related parties), reserves, key estimates and judgements (including changes or variations thereto) and obtaining reasonable assurance that the financial statements are presented fairly in accordance with IFRS or generally accepted accounting principles (“GAAP”), as applicable, and the MD&A is in compliance with appropriate regulatory requirements;

(k) reviewing and discussing with management and the independent auditor major issues regarding accounting principles and financial statement presentation including any significant changes in the selection or application of accounting principles to be observed in the preparation of the financial statements of the Company and its subsidiaries;

(l) reviewing and discussing with management and the independent auditor (1) all critical accounting policies and practices to be used in the audit, (2) all alternative treatments of financial information within IFRS or GAAP, as applicable, that have been discussed with management, the ramifications of the use of such alternative treatments and the treatment preferred by the auditor; and (3) all other material written communications between the auditor and management;

(m) keeping the Company's independent auditor informed of the Audit Committee's understanding of the Company's relationships and transactions with related parties that are significant to the Company; and reviewing and discussing with the Company's independent auditor the auditor’s evaluation of the Company's identification of, accounting for, and disclosure of its relationships and transactions with related parties, including any significant matters arising from the audit regarding the Company's relationships and transactions with related parties;

(n) reviewing and discussing with management and the independent auditor all earnings press releases, investor presentations as well as financial information and earnings guidance, including the use of any pro forma, adjusted or other non-GAAP financial information, provided to analysts and rating agencies prior to such information being disclosed;

(o) reviewing the independent auditor’s report to the shareholders on the Company’s annual financial statements;

(p) reporting on and recommending to the Board the approval of the annual financial statements and the independent auditor’s report on those financial statements, the quarterly unaudited financial statements, and the related MD&A and press releases and investor presentations for such financial statements, prior to the dissemination of these documents to shareholders, regulators, analysts and the public;

(q) satisfying itself on a regular basis through reports from management and related reports, if any, from the independent auditor, that adequate procedures are in place for the review of the Company’s disclosure of financial information extracted or derived from the Company’s financial statements that such information is fairly presented;

(r) overseeing the adequacy of the Company’s system of internal accounting controls and obtaining from management and the independent auditor summaries and recommendations for improvement of such internal controls and processes, together with reviewing management’s remediation of identified weaknesses;

(s) reviewing with management and the independent auditor the integrity of disclosure controls and internal controls over financial reporting;
(t) reviewing and monitoring the processes in place to identify and manage the principal risks that could impact the financial reporting of the Company and assessing, as part of its internal controls responsibility, the effectiveness of the over-all process for identifying principal business risks and report thereon to the Board;

(u) satisfying itself that management has established effective internal controls and procedures to ensure the Company's compliance with accounting standards, financial reporting procedures and applicable laws and regulations; (s) resolving disputes between management and the independent auditor regarding financial reporting;

(t) establishing procedures for:

(i) the receipt, retention and treatment of complaints received by the Company from employees and others regarding accounting, internal accounting controls or auditing matters and questionable practises relating thereto, and

(ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

(u) reviewing, approving and overseeing any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K and Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions) and any other potential conflict of interest situations on an ongoing basis, and developing policies and procedures for the Audit Committee's approval of related party transactions;

(v) reviewing and approving the Company’s hiring policies with respect to partners or employees (or former partners or employees) of either a former or the present independent auditor;

(w) approving all audit engagement fees and terms and pre-approving all audit and permitted non-audit and tax services to be provided to the Company or any subsidiaries by the Company’s independent auditor or other registered public accounting firms, and establishing policies and procedures for the Audit Committee's pre-approval of permitted services by the Company's independent auditor or other registered public accounting firms on an on-going basis;

(x) monitoring compliance with the Company's Code of Ethics (the "Code"), investigating any alleged breach or violation of the Code, and enforcing the provisions of the Code;

(y) developing, implementing and maintaining appropriate policies with respect to disclosure, confidentiality and insider trading, including the Company’s Regulation FD Policy and Insider Trading Policy;

(z) overseeing compliance with regulatory authority requirements for disclosure of independent auditor services and Audit Committee activities;

(aa) establishing procedures for:

(i) reviewing the adequacy of the Company’s insurance coverage, including the Directors’ and Officers’ insurance coverage;

(ii) reviewing activities, organizational structure, and qualifications of the Chief Financial Officer (“CFO”) and the staff in the financial reporting area and ensuring that matters related to succession planning within the Company are raised for consideration at the Board;

(iii) obtaining reasonable assurance as to the integrity of the Chief Executive Officer (“CEO”) and other senior management and that the CEO and other senior management strive to create a culture of integrity throughout the Company;

(iv) reviewing fraud prevention policies and programs, and monitoring their implementation;

(v) reviewing regular reports from management and others (e.g., independent auditor, legal counsel) with respect to the Company’s compliance with laws and regulations having a material impact on the financial statements including:

(A) tax and financial reporting laws and regulations;
(B) legal withholding requirements;
(C) environmental protection laws and regulations;
(D) other laws and regulations which expose directors to liability; and

4.2 A regular part of Audit Committee meetings involves the appropriate orientation of new members as well as the continuous education of all members. Items to be discussed include specific business issues as well as new accounting and securities legislation that may impact the organization. The Chair of the Audit Committee will regularly canvass the Audit Committee members for continuous education needs and in conjunction with the Board education program, arrange for such education to be provided to the Audit Committee on a timely basis.

4.3 On an annual basis the Audit Committee shall review and assess the adequacy of this charter taking into account all applicable legislative and regulatory requirements as well as any best practice guidelines recommended by regulators or stock exchanges with whom the Company has a reporting relationship and, if appropriate, recommend changes to the Audit Committee charter to the Board for its approval.

5. MEETINGS

5.1 The quorum for a meeting of the Audit Committee is a majority of the members of the Audit Committee.

5.2 The Chair of the Audit Committee shall be responsible for leadership of the Audit Committee, including scheduling and presiding over meetings, preparing agendas, overseeing the preparation of briefing documents to circulate during the meetings as well as pre- meeting materials, and making regular reports to the Board. The Chair of the Audit Committee will also maintain regular liaison with the CEO, CFO, and the lead independent audit partner.

5.3 The Audit Committee will meet in camera separately with each of the CEO and the CFO of the Company at least annually to review the financial affairs of the Company.

5.4 The Audit Committee will meet with the independent auditor of the Company in camera at least once each year, at such time(s) as it deems appropriate, to review the independent auditor’s examination and report.

5.5 The independent auditor must be given reasonable notice of, and has the right to appear before and to be heard at, each meeting of the Audit Committee.

5.6 Each of the Chair of the Audit Committee, members of the Audit Committee, Chair of the Board, independent auditor, CEO, CFO or secretary shall be entitled to request that the Chair of the Audit Committee call a meeting which shall be held within 48 hours of receipt of such request to consider any matter that such individual believes should be brought to the attention of the Board or the shareholders.

6. REPORTS

6.1 The Audit Committee will report, at least annually, to the Board regarding the Audit Committee’s examinations and recommendations.

6.2 The Audit Committee will report its activities to the Board to be incorporated as a part of the minutes of the Board meeting at which those activities are reported.

7. MINUTES

7.1 The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

Computershare

Security Class

Holder Account Number

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Form of Proxy - Annual General Meeting to be held on Thursday, June 9, 2022

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 9:30 am (Central Time), on Tuesday, June 7, 2022.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointment of Proxyholder

I/We being holder(s) of securities of Viemed Healthcare, Inc. (the "Corporation") hereby appoint: Casey Hoyt, Chief Executive Officer and Director, or failing this person, Michael Moore, President, or their designees (the "Management Nominees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General Meeting of shareholders of the Corporation to be held at Homewood Suites by Hilton, 201 Kaliste Saloom Road, Lafayette, Louisiana 70508 (Lafayette B Room) on Thursday, June 9, 2022 at 9:30 am (Central Time), and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. **Election of Directors**

	For	Withhold		For	Withhold		For	Withhold
01. Casey Hoyt	☐	☐	02. W. Todd Zehnder	☐	☐	03. William Frazier	☐	☐
04. Randy Dobbs	☐	☐	05. Nitin Kaushal	☐	☐	06. Timothy Smokoff	☐	☐
07. Bruce Greenstein	☐	☐	08. Sabrina Heltz	☐	☐			

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2. **Appointment of Auditors**

	For	Withhold
Re-appointment of Ernst & Young LLP, as Auditors of the Corporation for the fiscal year ending December 31, 2022 and authorizing the Directors to fix their remuneration.	☐	☐

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Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

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